                                                                    EXHIBIT 10.4

================================================================================

                                 Trust Indenture

                                     Between

                     The Industrial Development Board of the
                       Parish of St. Mary, Louisiana, Inc.

                                       And

                       The Bank of New York Trust Company
                                of Florida, N.A.

                            Dated as of June 1, 2003

================================================================================

                                   $4,000,000
                     The Industrial Development Board of the
                       Parish of St. Mary, Louisiana, Inc.
                              Taxable Revenue Bonds
                        (Conrad Aluminum, L.L.C. Project)
                                   Series 2003

================================================================================

                                Table of Contents

                              ARTICLE I DEFINITIONS
SECTION 101.    Definitions of Terms............................................................-4-

                               ARTICLE II THE BONDS
SECTION 201.    Authorized Amount of Bonds......................................................-9-
SECTION 202.    Issuance of Bonds...............................................................-9-
SECTION 203.    Execution; Limited Obligation..................................................-11-
SECTION 204.    Authentication.................................................................-11-
SECTION 205.    Form of Bonds..................................................................-11-
SECTION 206.    Delivery of Bonds..............................................................-11-
SECTION 207.    Mutilated, Lost, Stolen or Destroyed Bonds.....................................-12-
SECTION 208.    Registration of Bonds; Persons Treated as Owners...............................-12-

                  ARTICLE III ISSUE OF BONDS; CONSTRUCTION FUND
SECTION 301.    Issue of Bonds.................................................................-14-
SECTION 302.    Issue of Additional Bonds......................................................-14-
SECTION 303.    Creation of Construction Fund..................................................-14-
SECTION 304.    Payments into Construction Fund................................................-14-
SECTION 305.    Disbursements from Construction Fund...........................................-14-
SECTION 306.    Balance in Construction Fund...................................................-15-
SECTION 307.    Optional Redemption of Bonds...................................................-15-
SECTION 308.    Reserved.......................................................................-15-
SECTION 309.    Acceleration of Bonds..........................................................-15-

  ARTICLE IV REDEMPTION OF BONDS BEFORE MATURITY; GENERAL REDEMPTION PROVISIONS
SECTION 401.    Redemption Dates and Prices....................................................-16-
SECTION 402.    Notice of Redemption...........................................................-16-
SECTION 403.    Cancellation...................................................................-16-
SECTION 404.    Partial Redemption of Bonds....................................................-16-
SECTION 405.    Partial Prepayment of Bonds....................................................-16-

                        ARTICLE V MISCELLANEOUS PROVISIONS
SECTION 501.    Payment of Principal and Interest..............................................-17-
SECTION 502.    Performance of Covenants; Authority............................................-17-
SECTION 503.    Payment of Taxes, Charges, Etc.................................................-17-
SECTION 504.    Maintenance and Repair.........................................................-17-
SECTION 505.    Inspection of Leased Facilities Books..........................................-17-
SECTION 506.    List of Bondholders............................................................-17-
SECTION 507.    Rights Under Lease Agreement...................................................-18-
SECTION 508.    Ownership......................................................................-18-

                          ARTICLE VI REVENUES AND FUNDS
SECTION 601.    Creation of Bond Fund..........................................................-19-
SECTION 602.    Payments into the Bond Fund....................................................-19-

SECTION 603.    Use of Moneys in the Bond Fund.................................................-19-
SECTION 604.    Custody of Bond Fund...........................................................-19-
SECTION 605.    Non-presentment of Bonds.......................................................-20-
SECTION 606.    Trustee's Fees, Charges and Expenses...........................................-20-
SECTION 607.    Moneys to be Held in Trust.....................................................-20-
SECTION 608.    Insurance and Condemnation Proceeds............................................-20-
SECTION 609.    Repayment to the Lessee from the Bond Fund.....................................-20-
SECTION 610.    Deposits under Guaranty Agreement..............................................-20-

             ARTICLE VII CUSTODY AND APPLICATION OF PROCEEDS OF BONDS
SECTION 701.    Deposits in the Bond Fund......................................................-21-
SECTION 702.    Deposits in the Construction Fund..............................................-21-

                             ARTICLE VIII INVESTMENTS
SECTION 801.    Investment of Moneys...........................................................-22-

       ARTICLE IX POSSESSION, USE AND PARTIAL RELEASE OF LEASED FACILITIES
SECTION 901.    Subordination to Rights of the Lessee..........................................-23-
SECTION 902.    Release of Leased Facilities...................................................-23-

                           ARTICLE X DISCHARGE OF LIEN
SECTION 1001.   Discharge of Lien of the Indenture.............................................-24-
SECTION 1002.   Bonds Deemed to be Paid........................................................-24-

       ARTICLE XI DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS
SECTION 1101.   Defaults; Events of Default....................................................-26-
SECTION 1102.   Acceleration...................................................................-26-
SECTION 1103.   Surrender of Possession of Leased Facilities; Rights and Duties of Trustee
                in Possession..................................................................-26-
SECTION 1105.   Right of Bondholders to Direct Proceedings.....................................-27-
SECTION 1106.   Appointment of Receivers.......................................................-28-
SECTION 1107.   Application of Moneys..........................................................-28-
SECTION 1108.   Remedies Vested in Trustee.....................................................-29-
SECTION 1109.   Rights and Remedies of Bondholders.............................................-29-
SECTION 1110.   Termination of Proceedings.....................................................-29-
SECTION 1111.   Waivers of Events of Default...................................................-30-
SECTION 1112.   Notice of Defaults; Opportunity of Lessee to Cure Defaults.....................-30-

                             ARTICLE XII THE TRUSTEE
SECTION 1201.   Acceptance of Trusts...........................................................-31-
SECTION 1202.   Fees, Charges and Expenses of Trustee..........................................-33-
SECTION 1203.   Notice to Bondholders if Default Occurs........................................-33-
SECTION 1204.   Intervention by Trustee........................................................-33-
SECTION 1205.   Successor Trustee..............................................................-33-
SECTION 1206.   Resignation by the Trustee.....................................................-34-
SECTION 1207.   Removal of the Trustee.........................................................-34-
SECTION 1208.   Appointment of Successor Trustee by the Bondholders; Temporary Trustee.........-34-
SECTION 1209.   Concerning Any Successor Trustees..............................................-34-

SECTION 1210.   Right Of Trustee to Pay Taxes and Other Charges................................-34-
SECTION 1211.   Trustee Protected in Relying Upon Resolutions, etc.............................-35-
SECTION 1212.   Successor Trustee as Trustee of Bond Fund; Paying Agent and Registrar..........-35-
SECTION 1213.   Trust Estate May be Vested in Separate or Co-Trustee...........................-35-
SECTION 1213.   Trustee Not Responsible for Insurance, Taxes or Execution of Indenture.........-35-

                       ARTICLE XIII SUPPLEMENTAL INDENTURES
SECTION 1301.   Supplemental Indentures Not Requiring Consent of Bondholders...................-37-
SECTION 1302.   Supplemental Indentures Requiring Consent of Bondholders.......................-37-

          ARTICLE XIV AMENDMENT TO LEASE AGREEMENT OR GUARANTY AGREEMENT
SECTION 1401.   Amendments, etc., to Lease Agreement Not Requiring Consent of Bondholders......-39-
SECTION 1402.   Amendments of Guaranty Agreement...............................................-39-
SECTION 1403.   Amendment, etc., to Lease Agreement Requiring Consent of Bondholders...........-39-

                             ARTICLE XV MISCELLANEOUS
SECTION 1501.   Consents, etc., of Bondholders.................................................-40-
SECTION 1502.   Limitation of Rights...........................................................-40-
SECTION 1503.   Severability...................................................................-40-
SECTION 1504.   Notices........................................................................-40-
SECTION 1505.   Trustee as Paying Agent and Registrar..........................................-41-
SECTION 1506.   Payments Due on Sundays and Holidays...........................................-41-
SECTION 1507.   Successors and Assigns.........................................................-41-
SECTION 1508.   Counterparts...................................................................-41-
SECTION 1509.   Louisiana Substantive Law Governs..............................................-41-

   EXHIBIT A    Form of Bonds
   EXHIBIT B    Leased Facilities
   EXHIBIT C    Costs of Issuance

                                 Trust Indenture

     This Trust Indenture dated as of June 1, 2003 (together with any amendments hereto, the "Indenture"), is between The Industrial Development Board of the Parish of St. Mary, Inc., a public corporation and instrumentality of the Parish of St. Mary, State of Louisiana (the "Issuer"), and The Bank of New York Trust Company of Florida, N. A., a national banking association organized and existing under and by virtue of the laws of the United States of America and duly authorized to accept and execute trusts, as trustee (the "Trustee").

                              W I T N E S S E T H :

     WHEREAS, the Issuer is authorized under the authority of Chapter 7 of Title 51 of the Louisiana Revised Statutes of 1950, as amended (the "Act"), to acquire, own, lease, rent, finance, sell and dispose of properties for use by any industry for the manufacturing, processing or assembling of any raw, agricultural, semi-manufactured or manufactured products or any commercial enterprise in storing, warehousing, distributing, or selling any products of agriculture, fishing, forestry, mining, or industry; and

     WHEREAS, after careful study and investigation the Issuer, in furtherance of the purpose for which it was created and pursuant to a resolution duly adopted, has entered into a lease agreement (the "Lease Agreement"), dated as of even date herewith, with Conrad Aluminum, L.L.C. (the "Lessee"), a limited liability company duly organized and existing under the laws of the State of Louisiana, pursuant to which the Lessee has agreed to pay the Issuer specified rental payments and other payments; and

     WHEREAS, the Issuer has agreed at the request of the Lessee to issue its $4,000,000 Taxable Revenue Bonds (Conrad Aluminum, L.L.C. Project) Series 2003 (the "Bonds") to finance the acquisition, construction and equipping of an aluminum marine fabrication, repair and conversion facility to be located in Amelia, St. Mary Parish, Louisiana (the "Project"); and

     WHEREAS, Conrad Industries, Inc., a Delaware corporation, Conrad Shipyard, L.L.C., a Louisiana limited liability company, Orange Shipbuilding Company, Inc., a Texas corporation, and the Lessee (collectively, the "Guarantors") have executed and delivered a Guaranty Agreement dated as of the date hereof (such Guaranty Agreement, together with any amendment or supplements thereto, being herein called the "Guaranty Agreement"), pursuant to which the Guarantors, as an inducement to the Issuer to issue the Bonds and to the purchasers of any such Bonds to purchase the same, unconditionally guarantee the full and prompt payment of the principal of, premium, if any, and interest on, the Bonds when and as the same shall become due; and

     WHEREAS, the execution and delivery of the Lease Agreement, the Indenture and the issuance of the Bonds have been in all respects duly and validly authorized by duly adopted and approved resolutions of the Board of Directors of the Issuer, the governing authority of the Issuer; and

     WHEREAS, all other things necessary to make the Bonds, when issued, executed and delivered by the Issuer and authenticated by the Trustee pursuant to this Indenture, the valid, legal and binding obligations of the Issuer, and to constitute this Indenture a valid pledge of certain income and revenue derived from the Leased Facilities (hereinafter defined) as security for the payment of the principal of, premium, if any, and interest on, the Bonds authenticated and delivered under this Indenture, have been performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized; and

     WHEREAS, all of the Bonds are to be issued in fully registered form and said Bonds and the Trustee's certificate of authentication to be endorsed thereon are all to be in substantially the form attached hereto as Exhibit A with necessary and appropriate variations, omissions and insertions as permitted or required by this Indenture.

     WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute a valid pledge of the rental payments and revenues herein made to the payment of the principal of, premium, if any, and interest on the Bonds, have been done and performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, THIS TRUST INDENTURE
WITNESSETH:

     That the Issuer in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds issued and secured hereunder by the holders and owners thereof, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, in order to secure the payment of the principal of, premium, if any, and interest on said Bonds according to their tenor and effect and the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, does hereby specially effect, hypothecate, pledge, pawn, transfer and assign unto the Trustee and unto its successors in trust, and to its assigns forever, all of the following properties of the Issuer (the "Trust Estate"), which the Issuer now owns or may hereafter acquire for the objects and purposes of this Indenture, subject to Permitted Encumbrances (hereinafter defined):

          (a) The rights of the Issuer under and pursuant to the Lease Agreement (other than the right to indemnification and the right to receive reimbursement of certain expenses under the Lease Agreement, including, without limitation, Sections 5.9, 7.5 and 9.4 thereof), all rental payments (less and except rentals payable under Section 4.3(c) of the Lease Agreement), revenues and other amounts receivable by the Issuer from the Leased Facilities including, without limitation, all revenues to be received by the Issuer from the leasing or sale of the Leased Facilities and in particular the rental payments to be received under and pursuant to and subject to the provisions of the Lease Agreement, and pursuant to the terms of which rent is to be paid directly to the Trustee at the principal office of the Trustee for the account of the Issuer and deposited in the Bond Fund (hereinafter defined); and

          (b) All monies and securities from time to time held by the Trustee under the terms of this Indenture, except for monies deposited with or paid to the Trustee for the redemption of Bonds, notice of the redemption of which has been duly given, and except as specifically provided in this Indenture; and

          (c) All the rights and interest of the Issuer in and to the Bond Fund and the Construction Fund (as hereinafter defined), and all moneys and investments therein, but subject to the provisions of this Trust Indenture pertaining thereto, including those pertaining to the making of disbursements therefrom.

     TO HAVE AND TO HOLD all of the same hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in said trust and to it and its assigns forever;

     IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all holders and owners of the Bonds issued and secured hereunder, without privilege, priority or distinction of any of such Bonds over any other of such Bonds.

     PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Bonds issued and secured hereunder and the interest due or to become due thereon, at the times and in the manner mentioned in said Bonds according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Article VI hereof or shall provide, as permitted under Article X hereof, for the payment thereof by depositing with the Trustee the amount due or to become due thereon, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of moneys due or to become due to it in accordance with the terms and provisions hereof, then upon such final payments this Indenture, and the rights hereby granted shall cease, terminate and be void; otherwise this Indenture to be and remain in full force and effect.

     THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said revenues and receipts hereby pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective holders and owners, from time to time, of the said Bonds, or any part thereof, as follows, that is to say:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 101. Definitions of Terms. In addition to the words and terms elsewhere defined in this Indenture, the following words and terms as used in this Indenture shall have the following meanings unless the context or use indicates another or different meaning or intent. Terms not defined herein shall have the meanings set forth in the Lease Agreement:

     "Act" means Chapter 7 of Title 51 of the Louisiana Revised Statutes of 1950, as amended, and all future acts supplemental thereto or amendatory thereof.

     "Base Rate" means that rate of interest as recorded by JPMorgan Chase Bank, N.A. from time to time as its prime lending rate with the rate of interest to change when and as said prime lending rate changes. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in JPMorgan Chase Prime Rate shall take effect at the time of such change in JPMorgan Chase Prime Rate.

     "Bond Counsel" means a law firm having a national reputation in the field of municipal law whose opinions are generally accepted by purchasers of municipal bonds, appointed by the Issuer.

     "Bond Fund" means the Bond Fund created by Section 601 of this Indenture.

     "Bond Register" shall have the meaning set forth in Section 208 hereof.

     "Bondholder" or "holder" or any similar term means any Person who shall be the registered owner of any Bond or Bonds.

     "Bonds" means the Taxable Revenue Bonds (Conrad Aluminum, L.L.C. Project) Series 2003 of the Issuer issued hereunder.

     "Business Day" means a day other than a Saturday, Sunday or legal holiday for commercial banks in New Orleans, Louisiana, New York, New York, and London, United Kingdom.

     "Construction Fund" means the fund by that name created and established in
Section 303 of this Indenture.

     "Corporate Trust Division" means the corporate trust offices of the Trustee located in Jacksonville, Florida.

     "Costs" shall have the meaning set forth in the Lease Agreement.

     "Default" means those defaults specified in and defined as such by Section 1101 hereof.

     "Eligible Investments" means to the extent authorized by State law for the investment of moneys of the Issuer:

     (i)  Government Obligations;

     (ii) Federal Home Loan Mortgage Corporation (FHLMC) and Farm Credit Banks (Federal Land Banks, Federal Intermediate Credit Banks and Banks for Cooperatives) participation certificates and senior debt obligations which bear interest at a fixed rate and are fully amortizing;

     (iii) Federal National Mortgage Association's (FNMA) mortgage backed securities and senior debt obligations which bear interest at a fixed rate and are fully amortizing;

     (iv) Student Loan Marketing Association (Sallie Mae) letter of credit backed issues and senior debt obligations;

     (v) Federal funds, certificates of deposits, time deposits and bankers' acceptances (having original maturities of not more than 365 days) of any bank the unsecured, uninsured and unguaranteed debt obligations of which (or, in the case of a bank subsidiary in a bank holding company, debt obligations of the bank holding company) have been rated "AA" or "A-1" or its equivalent by either Rating Service;

     (vi) commercial paper (having original maturities of not more than 270 days) rated "A-1" or its equivalent by either Rating Service;

     (vii) obligations rated "AA" or "A-1" or its equivalent by either Rating Service, or unrated general obligations of any Person which has outstanding other unsecured, uninsured and unguaranteed obligations which are so rated by either Rating Service;

     (viii) repurchase agreements with any institution the unsecured, uninsured and unguaranteed debt obligations of which (or, in the case of a bank subsidiary in a bank holding company, debt obligations of the bank holding company) are rated "AA" or its equivalent by either Rating Service or which are otherwise acceptable to the Bondholder;

     (ix) tax-exempt obligations of any state of the United States of America or any political subdivision or other instrumentality of any such state and such obligations are rated in either of the two highest rating categories (i.e., "AA" or higher) of either Rating Service;

     (x) tax-exempt money market funds which are "qualified regulated investment companies" within the meaning of IRS Notice 87-22, dated October 25, 1987, and which meet the other requirements of IRS Notice 87-22 and any subsequent regulations necessary to exempt investments in such funds from the definition of "investment property" under Section 148 of the Internal Revenue Code of 1986, as amended (the "Code"), whose assets are solely invested in obligations rated in either of the two highest rating categories by either Rating Service;

     (xi) interest-bearing savings deposit accounts or money market accounts at Whitney National Bank or other national or state bank insured by the Federal Deposit Insurance Corporation; and

     (xii) any other obligations (including, without limit, investment agreements) approved in writing by the Bondholder.

     "Extraordinary Services" and "Extraordinary Expenses" mean all services rendered and all expenses incurred by the Trustee under this Indenture other than Ordinary Services and Ordinary Expenses, including reasonable attorneys' fees and expenses.

     "Government Obligations" shall mean direct general obligations of, or obligations the prompt payment of the principal of and the interest on which are fully and unconditionally guaranteed by, the United States of America. In addition, investments having a maturity of seven days or less in a money market or other fund, investments of which fund are exclusively in Government Obligations, shall be considered investments in Government Obligations.

     "Guarantors" means collectively Conrad Industries, Inc., a Delaware corporation, Conrad Shipyard, L.L.C., a Louisiana limited liability company, Orange Shipbuilding Company, Inc., a Texas corporation, and the Lessee.

     "Guaranty Agreement" means the Guaranty Agreement executed by and between the Guarantors and the Trustee of even date herewith and more particularly described in the preambles hereof.

     "Independent Counsel" means an attorney or firm of attorneys duly admitted to practice law before the highest court of any state and which attorney, firm or any member thereof is not an officer, director or full time employee of either the Issuer or the Lessee.

     "Indenture" means these presents and other indentures supplemental hereto with the Trustee in pursuance hereof.

     "Interest Period" means the interest period applicable to the LIBOR Rate or Base Rate, which Interest Period shall be a one month, two months, or three month period for LIBOR Rate and a thirty-day period for Base Rate, as specified in the Notice of Conversion in respect of the making or converting of the interest rate on the Bonds to accrue at the LIBOR Rate or the Base Rate.

     "Issuer" or "Lessor" means The Industrial Development Board of the Parish of St. Mary, Louisiana, Inc., a public corporation and instrumentality of the Parish of St. Mary, State of Louisiana, and its successors and assigns.

     "Land" means the land described in Exhibit B attached hereto.

     "Lease Agreement" means the Lease Agreement executed by and between the Issuer and the Lessee of even date herewith and more particularly described in the preambles hereof, as from time to time amended.

     "Leased Facilities" means the Land and Project described in Exhibit B hereto, which by this reference thereto is incorporated herein, together with all additions thereto and substitutions therefor and includes those buildings, structures, fixtures, furnishings and equipment, including any structures, fixtures, furnishings and related property comprising a portion of the Project (both movable and immovable) financed with the proceeds of the Bonds, owned by the Lessor and leased to the Lessee under the Lease Agreement which is not otherwise included in the definition of Project, but not including the Lessee's own machinery and equipment now in existence or installed under the provisions of Sections 5.1 and 8.6 of the Lease Agreement.

     "Lessee" means Conrad Aluminum, L.L.C., a Louisiana limited liability company, and any surviving, resulting or transferee corporation as provided in
Section 7.3 of the Lease Agreement.

     "Libor Rate" means an interest rate per annum (rounded upward to the nearest hundredth of a percent (1/100 of 1%)) which is the offered quotation to Bondholder of the London interbank offered rate for U.S. Dollar deposits of amounts in immediately available funds in the London market for one month, two months or three months, as recorded by the Bloomberg, L.P. or such other service used by Bondholder as an information vendor for the purpose of displaying British Bankers' Association interest settlement rates for U.S. Dollar Deposits, as determined by Bondholderas of the opening of business of Bondholder or as soon thereafter as practicable, as of the applicable Interest Period, plus the applicable margin of 200 basis points (2% percent); provided however, the Libor Rate shall never be lower than the Base Rate less 100 basis points (1% percent).

The Libor Rate shall be determined by Bondholder on the first Business Day of each Interest Period with the change in the Libor Rate to be effective as of such Business Day.

     "Notice of Conversion" means the notice of conversion given by the Authorized Lessee Representative of its election to convert the interest rate on the Bonds and the applicable Interest Period pursuant to Section 202 hereof.

     "Opinion of Counsel" means an opinion of counsel who may be counsel to the Issuer or to the Lessee, including an employee of the Lessee.

     "Ordinary Services" and "Ordinary Expenses" mean those services normally rendered and those expenses normally incurred by the Trustee in carrying out and performing its normal duties under this Indenture, including reasonable attorneys' fees and expenses.

     "Outstanding", "outstanding" or "Bonds Outstanding" means all Bonds which have been authenticated and delivered by the Trustee under this Indenture, except:

          (a) Bonds canceled by the Trustee because of payment or redemption prior to maturity;

          (b) Bonds for the payment or redemption of which moneys or securities shall have been theretofore deposited with the Trustee (whether upon or prior to the maturity or redemption date of any such Bond); provided that if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee, shall have been filed with the Trustee; and

          (c) Bonds in lieu of which others have been authenticated under
     Section 207 hereof.

     In determining whether the holders of a requisite aggregate principal amount of Bonds outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Bonds which are purchased for purposes of cancellation by the Lessee shall be disregarded and deemed not to be outstanding for the purpose of any such determination.

     "Permitted Encumbrances" means, as of any particular time, (i) any liens and encumbrances existing on the date hereof, (ii) liens for ad valorem taxes not then delinquent, (iii) the Lease Agreement and this Indenture, (iv) mechanic's, materialman's, warehouseman's, carrier's and other similar liens and liens referred to in Section 8.6 of the Lease Agreement or permitted under
Section 5.1 thereof, (v) such minor defects, irregularities, encumbrances, easements, rights-of-way, and clouds on title as exist on the date of closing or as normally exist with respect to properties similar in character and location to the Leased Facilities and as do not, in the Opinion of Counsel, materially impair the property affected thereby for the purpose for which it was acquired or is held by the Issuer or to which the Bondholder has been notified and does not object to, and (vi) the lien of the Security Agreement dated July 11, 2003 in favor of the Purchaser from the Lessee.

     "Person" means natural persons, firms, associations, corporations and public bodies.

     "Project" shall have the meaning set forth in the preamble hereto and as more particularly described in Exhibit B hereto.

     "Purchaser" means the initial purchaser of the Bonds, Whitney National
Bank.

     "Rating Service" means Moody's Investors Service and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc, or any other rating agency approved by the Bondholder.

     "Registered Owner" means the person or persons in whose name or names the particular registered Bonds shall be registered on the books of the Issuer kept for that purpose in accordance with the terms of this Indenture.

     "State" means the State of Louisiana.

     "Trust Estate" or "property herein conveyed" means the property specified in the Granting Clauses hereof.

     "Trustee" means The Bank of New York Trust Company of Florida, N. A., in Jacksonville, Florida, a national banking corporation organized under the laws of the United States of America, the party of the second part hereto, and any successor trustee pursuant to Sections 1205 or 1208 hereof at the time serving as successor trustee hereunder.

                                   ARTICLE II

                                    THE BONDS

     SECTION 201. Authorized Amount of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total principal amount of Bonds that may be issued hereunder is hereby expressly limited to Four Million Dollars ($4,000,000).

     SECTION 202. Issuance of Bonds. The Bonds shall be designated "Taxable Revenue Bonds (Conrad Aluminum, L.L.C. Project) Series 2003", shall be dated the date of initial issuance and delivery thereof, and shall be issued as a single fully registered Bond, numbered from R-1 upwards. Except as prepaid or redeemed, the Bonds shall mature in 179 monthly principal installments of $22,222.22 commencing September 1, 2003 through and including July 1, 2018 and a final principal installment of $22,222.62 due and payable on August 1, 2018.

     The Bonds shall bear interest from the later of the date thereof or the most recent interest payment date to which interest has been paid or duly provided for in full as follows:

     (a) The Lessee has previously determined that the Bonds shall initially accrue interest at the three (3) month Libor Rate. On the last Business Day prior to the expiration of the then applicable Interest Period for the Bonds, Lessee will determine the Interest Period and whether the Bonds will accrue interest at Libor Rate or Base Rate. Upon the expiration of such Interest Period and any Interest Period thereafter, the Lessee shall have the option to convert the interest rate accruing on all (but not less than all) of the outstanding principal balance of the Bonds into a Libor Rate or Base Rate; provided that (i) Bonds cannot be converted when any Default has occurred and is continuing and in such event the Bonds shall accrue interest at the Base Rate, and (ii) no conversions of the Bonds are allowed until the expiration of the Interest Period applicable to the existing rate of interest has expired.

     (b) Each conversion shall be enacted by the Authorized Lessee Representative by giving to the Bondholder at its main office prior to 11:00 a.
m. (New Orleans time) on or before the last Business Day of the applicable Interest Period written or telephone Notice of Conversion specifying if the Bonds are to be converted into accruing interest at Libor Rate or Base Rate and the Interest Period to be applicable thereto. In the absence of any specific rate election by the Lessee or if Lessee fails to provide such notice to the Bondholder in a timely manner, the Bonds shall accrue interest at the Base Rate.

     (c) Interest on the outstanding principal owed on the Bonds shall be computed on the basis of the actual number of days elapsed over a year composed of 360 days.

     (d) Additionally, with respect to each Interest Period, in the event that Bondholder shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

          (i) on any Interest Period or date of conversion that, by reason of any changes arising after the date of this Indenture affecting the London interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Libor Rate; or

          (ii) at any time, that Bondholder shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Libor Rate because of any change since the date of this Indenture in any applicable law or governmental rule, regulation, order, guideline or request or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to the Bondholder of the principal or interest on such Libor Rate (except for changes in the rate of tax on, or determined by reference to, the net income or profits of the Bondholder) or (B) a change in official reserve requirements; or

          (iii) at any time, that the making or continuance of any Libor Rate has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by the Bondholder in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Indenture which materially and adversely affects the London interbank market;

then, and in any such event, the Bondholder shall promptly give notice (by telephone confirmed in writing) to the Lessee. Thereafter (x) in the case of clause (i) above, the Libor Rate shall no longer be available until such time as the Bondholder notifies the Lessee that the circumstances giving rise to such notice no longer exist, the Bonds shall then accrue interest at the Base Rate, and any Notice of Conversion given by the Lessee with respect to the Libor Rate which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Lessee, (y) in the case of clause (ii) above, the Lessee agrees to pay to the Bondholder, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as agreed to by the Bondholder and the Lessee) as shall be required to compensate the Bondholder for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to the Bondholder, showing the basis for the calculation thereof, submitted to the Lessee by the Bondholder in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Bonds shall accrue interest at the Base Rate. The Bondholder agrees that if it gives notice to the Lessee of any of the events described in clause (i) or (iii) above, it shall promptly notify the Lessee if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to the Bondholder, the Bondholder's obligations to convert the interest accruing on the Bonds into Libor Rate on the terms and conditions contained herein shall be reinstated.

     The Bonds are not subject to redemption prior to maturity except pursuant to the redemption provisions of Article IV hereof.

     The principal of, premium, if any, and interest on the Bonds shall be paid in lawful money of the United States of America, and the final payment of principal of and interest on the Bonds shall be payable upon presentation and surrender of such Bonds as they become due at the office of the Corporate Trust Division of the Trustee, or its successor in trust provided that principal and interest on each fully registered Bond shall be paid by check or draft mailed to the registered owner thereof whose name is registered at the close of business on the fifteenth calendar day preceding any such payment date at his or her address as it appears on the Bond Register.

     Notwithstanding any provision of this Indenture or the Bonds to the contrary, if a Bondholder owning all Outstanding Bonds shall file with the Trustee an instrument requesting the amount payable by the Trustee as interest and principal hereunder to such Bondholder or a nominee therefor be paid either
(a) by crediting in immediately available funds the amount to be distributed to such Bondholder to any account maintained by such Bondholder with the Trustee, or (b) by transferring by wire transfer in immediately available funds the amount to be distributed to such Bondholder to a designated account maintained by such Bondholder at any other bank in the United States, the Trustee shall pay all amounts payable by the Trustee as interest and principal hereunder to such Bondholder or nominee therefor in accordance with the provisions of any such agreement and without presentment of such Bond to the Trustee, except for the final maturity. Furthermore, notwithstanding any provision of this Indenture or the Bonds to the contrary, if a Bondholder owning all Outstanding Bonds shall file with the Trustee and the Company an instrument requesting all payments on the Bonds to be paid directly to the Bondholder, such payments shall be paid directly to the Bondholder without any requirement for presentation and surrender as set forth in the preceding paragraph and the Bondholder shall keep records of all payments on the Bonds on the schedules attached to the Bonds. All payments so made shall be valid and effective to satisfy and discharge the liability upon any Bonds, but only to the extent of the sums actually paid and collected. Such payment shall be valid and effective irrespective of whether any such notation has been made thereon and irrespective of any error or omission in such notation.

     SECTION 203. Execution; Limited Obligation. The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of its President or Vice President and shall have affixed, impressed, or otherwise reproduced thereon the seal of the Issuer and attested with the manual or facsimile signature of its Secretary-Treasurer. The Bonds, together with interest thereon, shall be limited obligations of the Issuer payable from the Trust Estate, including the Bond Fund, and shall be a valid claim of the respective holders thereof only against such Trust Estate and fund and the revenues and receipts derived from the lease or sale of the Leased Facilities and pledged to such fund, which revenues and receipts are hereby pledged for the equal and ratable payment of the Bonds and shall be used for no other purpose than to pay the principal of, premium, if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture or in the Lease Agreement. The Bonds are also secured by a Guaranty Agreement. The Bonds do not now and shall never constitute an indebtedness or a pledge of the general credit of the Issuer, the Parish of St. Mary, the State, or any political subdivision of the State, within the meaning of any constitutional provision or statutory limitation of indebtedness. In case any officer whose signature or facsimile of whose signature shall appear on the Bonds shall cease to be such officer before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if he had remained in office until delivery.

     SECTION 204. Authentication. Only such Bonds as shall have endorsed thereon a certificate of authentication substantially in the form of Bond set forth in Exhibit A duly executed by the Trustee shall be entitled to any right or benefit under this Indenture. No Bond shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such executed certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The Trustee's certificate of authentication on any Bond shall be deemed to have been executed by it if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Bonds issued hereunder.

     SECTION 205. Form of Bonds. The Bonds issued under this Indenture shall be substantially in the form set forth in Exhibit A with such appropriate variations, omissions and insertions as are permitted or required by this Indenture.

     SECTION 206. Delivery of Bonds. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Bonds and deliver them to the purchasers as may be directed by the Issuer in writing as hereinafter in this Section 206 provided.

     Prior to the delivery by the Trustee of any of the Bonds there shall be filed with the Trustee:

          1. A copy, duly certified by the Secretary-Treasurer of the Issuer, of the resolution or resolutions adopted by the Board of Directors of the Issuer, authorizing the execution and delivery of the Lease Agreement and this Indenture and the issuance, execution and delivery of the Bonds.

          2. An original executed counterpart of the Lease Agreement and this Indenture.

          3. An original executed counterpart of the Guaranty Agreement.

          4. A request and authorization to the Trustee on behalf of the Issuer and signed by its President or Vice President and Secretary-Treasurer, to authenticate and deliver the aggregate principal amount of the Bonds to be issued to the purchasers therein identified upon payment to the Trustee, but for the account of the Issuer, of a sum specified in such request and authorization. Such proceeds shall be paid over to the Trustee and deposited as hereinafter provided under
     Article VII.

          5. A certified copy of the resolution of the Lessee authorizing the execution of the Lease Agreement and Guaranty Agreement.

          6. An opinion of Bond Counsel.

          7. Such other items, if any, required by the Purchaser under its commitment letter.

     Simultaneously with the delivery of the Bonds, the Trustee shall apply the proceeds of the Bonds (including accrued interest, if any) in accordance with
Article VII hereof.

     SECTION 207. Mutilated, Lost, Stolen or Destroyed Bonds. In the event any Bond is mutilated, lost, stolen or destroyed, the Issuer may execute and the Trustee may authenticate a new Bond of like date, maturity and denomination as the Bond mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bonds, such mutilated Bond shall first be surrendered to Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer and the Trustee evidence of such loss, theft or destruction satisfactory to the Issuer and the Trustee, together with indemnity satisfactory to them. In the event any such Bond shall have matured, instead of issuing a substitute Bond the Issuer may pay the same without surrender thereof. The Issuer and the Trustee may charge the holder or owner of such Bond with their reasonable fees and expenses in this connection. Each new Bond shall in all respects be identical with the pertinent lost, mutilated, destroyed or stolen Bond, except that it shall bear on its face the following clause:

     "This bond is issued to replace a lost, cancelled or destroyed Bond under the authority of R.S. 39:971 through 39:974."

     SECTION 208. Registration of Bonds; Persons Treated as Owners. So long as any of the Bonds shall remain outstanding, the Issuer shall maintain and keep, at the office of the Corporate Trust Division of the Trustee, books for the registration and transfer of Bonds (the "Bond Register"), and the Issuer shall register or cause to be registered therein, under such reasonable regulations as it or the Trustee may prescribe, any Bond. So long as any of the Bonds remain outstanding, the Issuer shall make all necessary provisions to permit the exchange of Bonds at such office of the Trustee.

     All Bonds shall be transferable only on the Bond Register upon surrender of such Bond at the office of the Corporate Trust Division of the Trustee, with a written instrument of transfer satisfactory to the Trustee duly executed by the registered owner or his attorney duly authorized in writing.

     Bonds, upon surrender thereof at the office of the Corporate Trust Division of the Trustee with a written instrument of transfer satisfactory to the Trustee duly executed by the Registered Owner or his attorney duly authorized in writing, may at the option of the Registered Owner thereof be exchanged for an equal aggregate principal amount of Bonds of the same maturity and interest rate in any of the authorized denominations and registered in such name or names as may be requested.

     Registrations and transfers of Bonds shall be without charge to the holder of the Bonds but, for every registration or transfer of Bonds, the Issuer or the Trustee may make a charge sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to such registration or transfer, which sum or sums shall be paid by the person requesting such registration or transfer as a condition precedent to the exercise of the privilege of making such registration or transfer.

     Each Bond delivered pursuant to any provision of this Indenture in exchange or substitution for, or upon the transfer of the whole or any part of one or more other Bonds, shall carry all of the rights to interest accrued and unpaid and to accrue which were carried by the whole or such part, as the case may be, of such one or more other Bonds, and notwithstanding anything contained in this Indenture, such Bonds shall be so dated or bear such notation that neither gain or loss in interest shall result from any such exchange, substitution or transfer.

     Every transfer of Bonds under the foregoing provisions shall be effected in such manner as may be prescribed by the Issuer or pursuant to its written authorization, with the approval of the Trustee. Neither the Issuer nor the Trustee shall be required (a) to register or transfer Bonds for a period of ten days next preceding an interest payment date on the Bonds or next preceding the date of first publication or mailing of notice of redemption, whichever is earlier, or (b) to register or transfer any Bonds called for redemption.

     Anything in this Indenture to the contrary notwithstanding, there shall not be effected, and the Trustee, acting as bond registrar, shall not permit the effecting of, any transfer of any Bond pursuant to the provisions of this Section, unless there is delivered to the Trustee an opinion of counsel satisfactory to the Trustee and the Lessee to the effect that such transfer will not violate applicable securities laws.

                                   ARTICLE III

                        ISSUE OF BONDS; CONSTRUCTION FUND

     SECTION 301. Issue of Bonds. The Issuer may issue the Bonds following the execution of this Indenture; and the Trustee shall, at the Issuer's written request, authenticate such Bonds and deliver them as specified in the request.

     SECTION 302. Issue of Additional Bonds. No Additional Bonds shall be issued hereunder.

     SECTION 303. Creation of Construction Fund. There is hereby created and ordered to be established with the Trustee, a special account of the Issuer to be designated "The Industrial Development Board of the Parish of St. Mary, Louisiana, Inc. Taxable Revenue Bond Construction Fund - Conrad Aluminum, L.L.C. Project" (the "Construction Fund").

     SECTION 304. Payments into Construction Fund. The proceeds from the issuance and sale of the Bonds, other than accrued interest, if any, on such Bonds to the date of delivery thereof paid by the Purchaser shall be deposited by the Trustee into the Construction Fund as provided in Article VII hereof. All income or other gain or any loss from the investment of moneys in the Construction Fund shall be credited to the Construction Fund.

     SECTION 305. Disbursements from Construction Fund. Moneys in the Construction Fund shall be expended in accordance with Section 3.3 of the Lease Agreement to or on behalf of the Lessee, acting as agent for and on behalf of the Issuer, the owner of the Leased Facilities, pursuant to requisitions signed by an Authorized Lessee Representative, approved in writing by the Purchaser and delivered to the Trustee stating with respect to each payment to be made:

          (a) The requisition number;

          (b) The name and address of the person, firm or corporation to whom payment is due or has been made, which may include the Lessee;

          (c) The amount to be or which has been paid; and

          (d) That each obligation mentioned therein has been properly incurred, is a proper charge against the Construction Fund in accordance with the provisions of the Lease Agreement and has not been the basis of any previous requisition from the Construction Fund or from the proceeds (including investment income) of any other obligations issued by or on behalf of any state or political subdivision, including authorities, agencies, departments or other similar issuers.

     The Trustee is hereby authorized and directed to make the disbursement pursuant to each such requisition and to issue its checks therefor or by wire transfer pursuant to instructions given to the Trustee by the Authorized Lessee Representative. In making any such disbursement, the Trustee may rely on any such requisition. The Trustee shall keep and maintain adequate records pertaining to the Construction Fund and all disbursements therefrom and shall provide monthly statements of transactions and investments pertaining to the Construction Fund to the Lessee so long as any funds remain in the Construction Fund.

     Notwithstanding the foregoing, the fees and expenses related to the issuance and delivery of the Bonds listed on Exhibit C hereto shall be paid from the Construction Fund to the persons listed thereon by the Trustee upon receipt of statements or invoices for such amounts by the persons listed thereon and without the necessity of the submission of a requisition.

     SECTION 306. Balance in Construction Fund. Any balance remaining in the Construction Fund (except for amounts retained at the Lessee's written direction for Costs of Construction not then due and payable), shall, at the written direction of the Lessee, be deposited into a segregated account of the Issuer in the Bond Fund to be designated "The Industrial Development Board of the Parish of St. Mary, Louisiana, Inc. Taxable Revenue Bond Lessee Designation Account - Conrad Aluminum, L.L.C. Project" (the "Lessee Designation Account") and used by the Trustee for (a) redemption of principal of the Bonds in inverse order of installments on or prior to the earliest redemption date permitted by this Indenture without a premium or penalty in accordance with the provisions of this Indenture; or (b) the payment of a portion of the principal due on the Bonds in years before the Bonds are subject to redemption without premium or penalty; or
(c) any other purpose specified in writing by the Lessee, provided that the Trustee is furnished with an opinion of Bond Counsel, satisfactory to the Trustee, to the effect that such use is lawful under the Act.

     SECTION 307. Optional Redemption of Bonds. In the event that Bonds are to be redeemed pursuant to the provisions hereof, the Trustee shall, at the written direction of the Lessee, with the written consent of the Purchaser, to the extent moneys remain on deposit in the Construction Fund, if any, withdraw from the Construction Fund and transfer to the Bond Fund amounts in the aggregate not exceeding the aggregate principal amount of, and accrued interest on, the Bonds to be redeemed, with advice to the Issuer and the Lessee of such action, such withdrawals and deposits to be made on the date specified in such direction.

     SECTION 308. Reserved.

     SECTION 309. Acceleration of Bonds. In the event that the principal of the Bonds shall have become due and payable pursuant to Section 1102 hereof, the Trustee may, and at the written direction of the holders of at least 25% in aggregate principal amount of Bonds then outstanding hereunder shall, deposit into the Bond Fund all amounts remaining in the Construction Fund, with written advice to the Issuer and the Lessee of such action.

                                   ARTICLE IV

                      REDEMPTION OF BONDS BEFORE MATURITY;
                          GENERAL REDEMPTION PROVISIONS

     SECTION 401. Redemption Dates and Prices. The Bonds shall be subject to redemption prior to maturity, in whole or in part, at the option of the Issuer, as directed by the Lessee in writing, on any date, at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date.

     SECTION 402. Notice of Redemption. Notice of the call for any such redemption pursuant to the first paragraph of Section 401 hereof identifying the Bonds to be redeemed shall be given by mailing a copy of the redemption notice by first class mail at least thirty (30) days to the Registered Owners of any Bonds which are to be redeemed at their last addresses, if any, appearing on the registration books.

     Prior to the date fixed for redemption, moneys shall be placed with the Trustee to pay the Bonds called for redemption and accrued interest thereon to the redemption date and the premium, if any. Upon the happening of the above conditions, the Bonds thus called for redemption shall be redeemed, shall cease to bear interest from and after the redemption date, shall no longer be protected by this Indenture and shall not be deemed to be Outstanding under the provisions of this Indenture.

     SECTION 403. Cancellation. Unless otherwise provided in Section 401 hereof, all Bonds which have been redeemed pursuant to Section 401 hereof shall be cancelled and destroyed by the Trustee and shall not be reissued and counterparts of the certificate of destruction evidencing such destruction shall be furnished by the Trustee to the Issuer and the Lessee.

     SECTION 404. Partial Redemption of Bonds. In the event of redemption of the Bonds in part only, the holder thereof shall surrender the Bonds to the Trustee and the Trustee shall authenticate and the Issuer shall execute and deliver to the holder a new bond of the same maturity in the denomination of the unredeemed portion of the Bonds surrendered. Any costs incurred in the printing of said new Bond shall be paid by the Lessee.

     SECTION 405. Partial Prepayment of Bonds. Upon surrender of any Bond for prepayment in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Lessee, a new Bond in the denomination of the unredeemed portion of the Bonds surrendered.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

     SECTION 501. Payment of Principal and Interest. The Issuer covenants that it will promptly pay the principal of and interest and premium, if any, on every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in said Bonds according to the true intent and meaning thereof subject, however, to the provisions of Section 203 hereof. The principal of, premium, if any, and interest in respect of the Bonds are payable solely from the Trust Estate, including revenues and other amounts derived from the lease or sale of the Leased Facilities pursuant to the terms of the Lease Agreement, which revenues and other amounts are hereby specifically pledged to the payment thereof in the manner and to the extent herein specified and the Bonds are secured by the Guaranty Agreement, and nothing in the Bonds or in this Indenture shall ever be considered or construed as pledging any assets or funds of the Issuer other than those pledged hereby. The Issuer shall not in any event be liable for the payment of the principal of or interest or premium, if any, on any of the Bonds or for the performance of any pledge, obligation or agreement undertaken by the Issuer, except to the extent provided herein.

     SECTION 502. Performance of Covenants; Authority. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in each and every Bond executed, authenticated and delivered hereunder and in all proceedings of the Issuer pertaining thereto. The Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to execute this Indenture, and to pledge the revenues and properties described herein and pledged hereby in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken; and that the Bonds in the hands of the holders and owners thereof are and will be valid and enforceable obligations of the Issuer according to the import thereof.

     SECTION 503. Payment of Taxes, Charges, Etc. The Lessee has agreed to pay all lawful taxes, assessments and charges at any time levied or assessed upon or against the Leased Facilities or any part thereof, which might impair or prejudice the lien and priority of this Indenture or the Lease Agreement; provided, however, that nothing contained in the Lease Agreement shall require the payment of any such taxes, assessments or charges if the same are not required to be paid under the provisions of Section 5.3 and/or 5.8 of the Lease Agreement.

     SECTION 504. Maintenance and Repair. Pursuant to the provisions of Section
5.1 of the Lease Agreement the Lessee has agreed at its own expense to cause the Leased Facilities to be maintained.

     SECTION 505. Inspection of Leased Facilities Books. The Issuer covenants and agrees that all books and documents in its possession relating to the Leased Facilities and the revenues derived from the Leased Facilities shall at all times be open to inspection by such accountants or other agents as the Trustee may from time to time designate. The Trustee may but shall have no obligation or liability with respect to inspection of the books of the Leased Facilities.

     SECTION 506. List of Bondholders. The Trustee will keep on file at its office of the Corporate Trust Division of the Bond Register which shall contain a list of names and addresses of the owners of all Bonds. The Issuer shall have no responsibility with regard to the accuracy of said list. At reasonable times and under reasonable regulations established by the Trustee, said list may be inspected and copied by the Lessee.

     SECTION 507. Rights Under Lease Agreement. The Lease Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Lessee, including a provision that subsequent to the issuance of the Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions hereof, the Lease Agreement may not be effectively amended, changed, modified, altered or terminated (other than as provided therein) without the concurring written consent of the Trustee, given as hereinafter in Article XIV provided, and reference is hereby made to the Lease Agreement for a detailed statement of said covenants and obligations of the Lessee thereunder. The Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Lessee under and pursuant to the Lease Agreement for and on behalf of the Bondholders, whether or not the Issuer is in default hereunder.

     SECTION 508. Ownership. The Issuer shall continually defend the title to the Leased Facilities and every part thereof to the Trustee, and its respective successors and assigns, for the benefit of the holders and owners of the Bonds against the claims and demands of all persons whomsoever at the expense of the Lessee. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, pledging, assigning and confirming unto the Trustee all and similar property herein described, pledged and assigned hereby and the income and revenue pledged hereby to the payment of the principal of, premium, if any, and interest on the Bonds. The Issuer covenants, and agrees that, except as herein and in the Lease Agreement provided, it will not sell, lease, convey, mortgage, hypothecate, encumber or otherwise dispose of any part of the Leased Facilities or the income and revenue derived therefrom or of its rights under the Lease Agreement.

                                   ARTICLE VI

                               REVENUES AND FUNDS

     SECTION 601. Creation of Bond Fund. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated "Taxable Revenue Bond Fund -- Conrad Aluminum, L.L.C. Project" (the "Bond Fund").

     Moneys on deposit in the Bond Fund shall be used to pay the principal of and interest and premium, if any, on the Bonds as the same mature and become due or upon the redemption thereof prior to maturity except as provided in Sections 602, 609, 1107 and 1202 hereof.

     SECTION 602. Payments into the Bond Fund. There shall be deposited in the Bond Fund the amounts required by Section 701 hereof. Additionally, there shall be deposited in the Bond Fund, as and when received, (a) all rental payments specified in Section 4.3(a) of the Lease Agreement; provided, however, that in the event a Bondholder files an election to be paid directly in accordance with the provisions of Section 202(d) hereof, said rental payments shall be paid directly to the Bondholder, and references to deposits into the Bond Fund shall be of no force and effect; (b) all payments made pursuant to the Guaranty Agreement; and (c) all other moneys received by the Trustee under and pursuant to any of the provisions of the Lease Agreement when accompanied by written directions from the Lessee that such moneys are to be paid into the Bond Fund or otherwise received on account of the Leased Facilities. The Issuer hereby covenants and agrees that so long as any of the Bonds issued hereunder are outstanding it will deposit, or cause to be deposited, in the Bond Fund for its account sufficient sums from revenues and receipts derived from the Leased Facilities (whether or not under and pursuant to the Lease Agreement) promptly to meet and pay the principal of and interest and premium, if any, on the Bonds as the same become due and payable and to this end the Issuer covenants and agrees that, so long as any Bonds issued hereunder are outstanding, should there be a default under the Lease Agreement with the result that the right of possession of the Leased Facilities under the Lease Agreement is returned to the Issuer, the Issuer shall fully cooperate with the Trustee and with the Bondholders to the end of fully protecting the rights and security of the Bondholders and shall diligently proceed in good faith and use its best efforts to secure another lessee or a suitable tenant for the Leased Facilities to the end that at all times sufficient revenues and receipts will be derived from the Leased Facilities promptly to meet and pay the principal of and interest and premium, if any, on the Bonds as the same become due and payable, as well as covering the cost of maintaining and insuring the Leased Facilities as more particularly provided in the Lease Agreement. Nothing herein shall be construed as requiring the Issuer to operate the Leased Facilities or to use any funds or revenues from any source other than funds and revenues derived from the Leased Facilities.

     SECTION 603. Use of Moneys in the Bond Fund. Except as provided in Sections 602, 609, 1107 and 1202 hereof, moneys in the Bond Fund shall be used solely for the payment of the premium, if any, and the interest on the Bonds and for the payment or redemption of the principal of the Bonds.

     Whenever the amount in the Bond Fund from any source whatsoever is sufficient to redeem all of the outstanding Bonds and to pay interest to accrue thereon to such redemption, the Issuer covenants and agrees, upon request of the Lessee, to take and cause to be taken the necessary steps to redeem all such Bonds on the next succeeding redemption date for which the required redemption notice may be given or on such later redemption date as may be specified by the Lessee.

     SECTION 604. Custody of Bond Fund. The Bond Fund shall be in the custody of the Trustee but in the name of the Issuer, and the Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the Bond Fund to pay the principal of, and premium, if any, and interest on the Bonds, as the same may become due and payable, and to make said funds so withdrawn available to the Trustee for the purpose of paying said principal and interest and premium, if any, which authorization and direction the Trustee hereby accepts.

     SECTION 605. Non-presentment of Bonds. In the event any Bonds shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, if funds sufficient to pay such Bonds shall be held by the Trustee for the benefit of the owner or owners thereof, all liability of the Issuer to the owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such fund or funds without liability for interest thereon, for the benefit of the owner of such Bond, who shall thereafter be restricted exclusively to such fund or funds, for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond.

     SECTION 606. Trustee's Fees, Charges and Expenses. Pursuant to the provisions of the Lease Agreement, the Lessee has agreed to pay to the Trustee, at the commencement of the Lease Term (as defined in the Lease Agreement) and continuing until the principal of and interest and premium, if any, on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the provisions of this Indenture: (i) an amount equal to the annual fee of the Trustee for the Ordinary Services of the Trustee rendered and its Ordinary Expenses incurred under this Indenture, (ii) the reasonable fees and charges of the Trustee, as bond registrar and paying agent, and (iii) the reasonable fees and charges of the Trustee, including reasonable attorney fees and expenses, for Extraordinary Services and Extraordinary Expenses of the Trustee under this Indenture, as and when the same become due. The Lessee may, without creating a default hereunder, contest in good faith the necessity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any of the fees or charges referred to herein.

     SECTION 607. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee for account of the Bond Fund under any provision of this Indenture shall be held by the Trustee in trust, and except for moneys deposited with or paid to the Trustee for the redemption of Bonds, notice of the redemption of which has been duly given, shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien hereof.

     SECTION 608. Insurance and Condemnation Proceeds. Reference is hereby made to Articles V and VI of the Lease Agreement for the provisions governing insurance and condemnation proceeds.

     SECTION 609. Repayment to the Lessee from the Bond Fund. Any amounts remaining in the Bond Fund after payment in full of the principal and interest and premium, if any, on the Bonds (or provision for the payment thereof as provided in this Indenture) and all fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder, shall be paid to the Lessee upon the expiration or sooner termination of the term of the Lease Agreement as provided in Section 11.6 of the Lease Agreement.

     SECTION 610. Deposits under Guaranty Agreement. Reference is hereby made to the Guaranty Agreement, wherein it is provided that the Guarantors guarantee the prompt and full payment of the principal of, premium, if any, and interest on, the Bonds. The Trustee and the Issuer hereby acknowledge that any amounts paid under the Guaranty Agreement shall be paid directly to the Trustee and deposited in the Bond Fund. All amounts received under the Guaranty Agreement shall be applied solely to the payment of the principal of, premium, if any, and interest on the Bonds or returned to the Guarantors.

                                   ARTICLE VII

                  CUSTODY AND APPLICATION OF PROCEEDS OF BONDS

     SECTION 701. Deposits in the Bond Fund. From the proceeds of issuance and delivery of the Bonds there shall be deposited in the Bond Fund a sum equal to the accrued interest on the Bonds paid by the purchasers thereof, if any.

     SECTION 702. Deposits in the Construction Fund. Except as provided in
Section 701 above, all of the proceeds derived from the issuance and delivery of the Bonds shall be deposited into the Construction Fund.

                                  ARTICLE VIII

                                   INVESTMENTS

     SECTION 801. Investment of Moneys. Any moneys held by the Trustee in any fund or account under this Indenture shall be separately invested and reinvested by the Trustee in Eligible Investments at the written direction of the Lessee.

     The Trustee may make any and all investments of funds through its own bond department, or in the investment department of any Bondholder. The Trustee is authorized and directed to cause to be sold and reduce to cash a sufficient amount of Eligible Investments whenever the cash balance is or will be insufficient to make a requested or required disbursement. The Trustee shall not be accountable for any depreciation in value of the Eligible Investments or for any loss resulting from such sale. The Trustee shall have no liability for any investments made in accordance with this Section 801.

     Notwithstanding the foregoing, to the extent any funds or accounts are held by or transferred to the Bondholder, such funds or accounts shall be invested by the Bondholder in Eligible Investments at the written direction of the Lessee and the Trustee will have no responsibility with respect thereto.

                                   ARTICLE IX

            POSSESSION, USE AND PARTIAL RELEASE OF LEASED FACILITIES

     SECTION 901. Subordination to Rights of the Lessee. So long as there is no default by the Lessee under the Lease Agreement, this Indenture and the rights and privileges hereunder of the Trustee (except the Trustee's right to fees, charges and expenses hereunder) and the owners of the Bonds are specifically made subject and subordinate to the rights and privileges of the Lessee set forth in the Lease Agreement. So long as not otherwise provided in this Indenture, the Lessee shall be suffered and permitted to possess, use and enjoy the Leased Facilities and appurtenances so as to carry out its rights and obligations under the Lease Agreement.

     SECTION 902. Release of Leased Facilities. Reference is made to the provisions of the Lease Agreement, including without limitation Section 5.2 thereof, whereby the Lessee may remove certain portions of the Leased Facilities upon compliance by the parties with the terms and conditions of the Lease Agreement.

                                    ARTICLE X

                                DISCHARGE OF LIEN

     SECTION 1001. Discharge of Lien of the Indenture. If and when the Bonds secured hereby shall become due and payable in accordance with their terms or through redemption proceedings as provided in this Indenture, or otherwise, and the whole amount of the principal, redemption premium (if any) and the interest so due and payable upon all of the Bonds shall be paid, or provision shall have been made for the payment of the same, together with all other sums payable under this Indenture, including Trustee fees for Ordinary Services and Ordinary Expenses and fees due for Extraordinary Services and Extraordinary Expenses, and the reasonable fees and expenses of Trustee's counsel, by the Issuer, then and in that case, this Indenture and the lien created hereby shall be discharged and satisfied and the Issuer shall be released from the covenants, agreements and obligations of the Issuer contained in this Indenture, and the Trustee shall assign and transfer to the Lessee, or upon the written order of the Lessee and the Issuer, all property (in excess of the amounts required for the foregoing) then held by the Trustee and shall execute such documents as may be reasonably required by the Lessee in this regard.

     Notwithstanding the satisfaction and discharge of this Indenture, the Trustee shall continue to be obligated to hold in trust any moneys or investments then held by the Trustee for the payment of the principal of, premium, if any, and interest on the Bonds, to pay to the owners of Bonds the funds so held by the Trustee as and when such payment becomes due, and on written demand of the Lessee and the Issuer, shall assign and transfer to or upon the order of the Lessee all property (in excess of the amounts required for the foregoing) then held by the Trustee and shall execute such documents as may be reasonably required by the Lessee in this regard.

     SECTION 1002. Bonds Deemed to be Paid. All outstanding Bonds shall, prior to the maturity or redemption date thereof, be deemed to have been paid within the meaning and with the effect expressed in Section 1001 if (a) in case said Bonds are to be redeemed on any date prior to their maturity, the Issuer shall have given to the Trustee in form satisfactory to it irrevocable instructions to mail on a date in accordance with the provisions of Section 402 hereof notice of redemption of such Bonds on said redemption date, such notice to be given in accordance with the provisions of Section 402 hereof, (b) there shall have been deposited with the Trustee either moneys in an amount, or obligations of or guaranteed as to principal and interest by the United States of America, which shall not contain provisions permitting the redemption thereof at the option of the Issuer, the principal of and the interest on which when due, and without any reinvestment thereof, will provide moneys which together with the moneys, if any, deposited with or held by the Trustee at the same time, shall be sufficient to pay when due the principal of and premium, if any, and interest due and to become due on said Bonds on and prior to the redemption date or maturity date thereof, as the case may be, and (c) in the event all or any part of said Bonds are not by their terms subject to redemption within the next succeeding sixty
(60) days, the Issuer shall have given the Trustee in form satisfactory to it irrevocable written instructions to mail, as soon as practicable in the same manner as a notice of redemption is mailed pursuant to Section 402 hereof, a notice to the holders of such Bonds that the deposit required by (b) above has been made with the Trustee and that the said Bonds are deemed to have been paid in accordance with this Section and stating such maturity or redemption date upon which moneys are to be available for the payment of the principal of and premium, if any, and interest on said Bonds. Neither the obligations nor moneys deposited with the Trustee pursuant to this Section nor principal or interest payments on any such securities shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest on said Bonds; provided that any cash received from such principal or interest payments on such obligations deposited with the Trustee, if not then needed for such purpose, shall, to the extent practicable, be reinvested in obligations of the type described in clause (b) of this paragraph maturing at times and in amounts sufficient to pay when due the principal of and premium, if any, and interest to become due on said Bonds on and prior to such redemption date or maturity date thereof, as the case may be, and the interest earned from such reinvestments may be paid over to the Lessee, as received by the Trustee, free and clear of any trust, lien and pledge.

     Any release under this Section 1002 shall be conditioned upon payment to the Trustee of all reasonable compensation for all services rendered by it under this Indenture and all its reasonable expenses, charges and other disbursements and those of its attorneys, agents and employees, incurred on and about the administration of trusts by this Indenture created and the performance of its powers and duties under this Indenture.

                                   ARTICLE XI

                         DEFAULT PROVISIONS AND REMEDIES
                           OF TRUSTEE AND BONDHOLDERS

     SECTION 1101. Defaults; Events of Default. If any of the following events occur, subject to the provisions of Section 1112 hereof, it is hereby defined as and declared to be and to constitute an "event of default":

          (a) Default in the due and punctual payment of any interest on any Bond; or

          (b) Default in the due and punctual payment of the principal or redemption premium, if any, on any Bond, whether at the stated maturity thereof, or upon proceedings for redemption thereof, or upon the maturity thereof by declaration; or

          (c) Default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer in this Indenture or in the Bonds contained, and the continuance thereof for a period of sixty (60) days after written notice given to the Issuer and the Lessee by the Trustee or to the Trustee and the Issuer by the holders of not less than twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding, unless the Lessor and the Trustee (with any required consent of the Bondholders pursuant to Section 1111 hereof) shall agree in writing to an extension of such time prior to its expiration; or

          (d) The occurrence, of an "event of default" under the Lease Agreement as provided in Section 9.1 thereof which shall not be cured by the Lessee pursuant to the terms of the Lease Agreement; or

          (e) The failure of any Guarantor to observe any covenant, condition or agreement set forth in the Guaranty Agreement.

     SECTION 1102. Acceleration. Subject to the provisions of Section 1112 hereof, upon the occurrence of an event of default hereunder the Trustee may, and upon the written request of the holders of not less than a majority in aggregate principal amount of Bonds then outstanding shall, by notice in writing delivered to the Issuer and the Lessee, declare the principal of all Bonds then outstanding and the interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable. Upon any declaration of acceleration hereunder, the Trustee shall immediately exercise such rights as it may have to declare all rental payments payable under Section 4.3 of the Lease Agreement to be immediately due and payable in accordance with Section 9.2(a) of the Lease Agreement.

     SECTION 1103. Surrender of Possession of Leased Facilities; Rights and Duties of Trustee in Possession. Upon the occurrence of an event of default hereunder, the Trustee shall have the power to require the Issuer to surrender possession of the Leased Facilities and the Issuer, upon written demand of the Trustee, shall forthwith surrender the possession of, and it shall be lawful for the Trustee, by such officer or agent as it may appoint, to take possession of, all or any part of the Leased Facilities together with the books, papers and accounts of the Issuer pertaining thereto, and including the rights and the position of the Issuer under the Lease Agreement and to hold, operate and manage the same, and from time to time make all needful repairs and improvements as by the Trustee shall be deemed commercially reasonable or necessary; and the Trustee may lease the Leased Facilities, or any part thereof, in the name and for the account of the Issuer and collect, receive and sequester the rents, revenues, issues, earnings, income, products and profits therefrom, and out of the same and any moneys received from any receiver or any part thereof pay, and/or set up proper reserves for the payment of, all proper costs and expenses of so taking, holding and managing the same, including reasonable compensation to the Trustee, its agents and counsel, and any charges of the Trustee hereunder, and any taxes and assessments and other charges prior to the lien of this Indenture which the Trustee may deem commercially reasonable or necessary to pay, and all expenses of such repairs and improvements, and apply the moneys so received in accordance with the provisions of Section 1107 hereof. Whenever all that is due upon the Bonds shall have been paid and all defaults made good, the Trustee shall surrender possession to the Issuer, its successors or assigns; the same right of entry, however, to exist upon any subsequent event of default.

     While in possession of such property the Trustee shall render annually to the Issuer and the Lessee and also to the Bondholders, at their addresses set forth in the Bond Register, a summarized statement of income and expenditures in connection therewith.

     Upon the occurrence of an event of default hereunder, to the extent that such rights may then lawfully be waived, neither the Issuer, nor anyone claiming through or under it, shall set up, claim, or seek to take advantage of any appraisement, valuation, stay, execution or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, and the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws and all right of appraisement and redemption to which it may be entitled under the laws of Louisiana.

     SECTION 1104. Other Remedies; Rights of Bondholders. Upon the occurrence of an event of default the Trustee may, as an alternative, either after entry or without entry, pursue any available remedy by action at law or suit in equity to enforce the payment of the principal of, premium, if any, and interest on the Bonds then outstanding.

     If an event of default shall have occurred, and if requested so to do by the holders of a majority in aggregate principal amount of Bonds then outstanding and indemnified as provided in subsection (m) of Section 1201 hereof, the Trustee shall be obliged to exercise such of the rights and powers conferred by this Section and by Section 1103 hereof as the Trustee, being advised by counsel, shall deem most expedient in the interest of the Bondholders.

     No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Bondholders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders hereunder or now or hereafter existing at law or in equity or by statute.

     No delay or omission to exercise any right or power accruing upon any default or event of default shall impair any such right or power or shall be construed to be a waiver of any such default or event of default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

     No waiver of any default or event of default hereunder, whether by the Trustee pursuant to the provisions of Section 1111 hereof, or by the Bondholders, shall extend to or shall affect any subsequent default or event of default or shall impair any rights or remedies consequent thereon.

     SECTION 1105. Right of Bondholders to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, the holders of a majority of the aggregate principal amount of Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

     SECTION 1106. Appointment of Receivers. Upon the occurrence of an event of default hereunder, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Bondholders under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Leased Facilities and of the rents, revenues, issues, earnings, income, products and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

     SECTION 1107. Application of Moneys. All moneys received by the Trustee with respect to the Leased Facilities pursuant to any right given or action taken under the provisions of this Article shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, be deposited in the Bond Fund, and all moneys so deposited in the Bond Fund and all moneys held or deposited in the Bond Fund during the continuance of an event of default hereunder and available for payment of the Bonds under the provisions of
Section 603 hereof shall (after payment of all fees and expenses of the Trustee) be applied as follows:

          (a) Unless the principal of all Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

               First--To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

               Second--To the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds called for redemption the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of their due dates, with interest on such Bonds from the respective dates upon which they become due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege.

          (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon all of the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amount due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege.

          (c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article then, subject to the provisions of paragraph (b) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of paragraph (a) of this Section.

     Whenever moneys are to be applied pursuant to the provisions of this Section, such monies shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional monies becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an interest payment date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the holder of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

     Whenever all of the Bonds and interest thereon have been paid under the provisions of this Section 1107 and all fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder have been paid, any balance remaining in the Bond Fund shall be paid to the Lessee as provided in
Section 609 hereof.

     SECTION 1108. Remedies Vested in Trustee. All rights of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any holders of the Bonds, and any recovery or judgment shall, subject to the provisions of Section 1107 hereof, be for the equal benefit of the holders of the outstanding Bonds.

     SECTION 1109. Rights and Remedies of Bondholders. No holder of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust thereof or for the appointment of a receiver or any other remedy hereunder, unless a default has occurred of which the Trustee has been notified as provided in subsection (h) of Section 1201, or of which by said subsection it is deemed to have notice, nor unless also such default shall have become an event of default hereunder and the holders of twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless also they have offered to the Trustee indemnity as provided in Section 1201 nor unless the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its, his or their own name or names; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more holders of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the holders of all Bonds then outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of any Bondholder to enforce the payment of the principal of and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of and interest and premium, if any, on each of the Bonds issued hereunder to the respective holders thereof at the time, place, from the source and in the manner stated herein and in said Bonds.

     SECTION 1110. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver, by entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Lessee and the Trustee shall be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as if no such proceeding had been taken.

     SECTION 1111. Waivers of Events of Default. The Trustee shall waive any event of default hereunder and its consequences and rescind any declaration of maturity of principal of and interest on the Bonds upon the written request of the holders of (1) a majority in aggregate principal amount of all the Bonds then outstanding in respect of which default in the payment of principal and/or interest exists, or (2) a majority in aggregate principal amount of all Bonds then outstanding in the case of any other default; provided, however, that there shall not be waived without the consent of the holders of all the Bonds outstanding (a) any event of default in the payment of the principal of any outstanding Bonds at the date of maturity specified therein or (b) any default in the payment when due of the interest on any such Bonds unless, prior to such waiver or rescission, all arrears of interest, with interest (to the extent permitted by law) on overdue of installments of interest at the Base Rate, in respect of which such default shall have occurred, or all arrears of payments of principal when due, as the case may be, and all expenses of the Trustee in connection with such default shall have been paid or provided for, and in case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereon.

     SECTION 1112. Notice of Defaults; Opportunity of Lessee to Cure Defaults. Anything herein to the contrary notwithstanding, no default specified in Section 1101(c) hereof on the part of the Issuer or the Lessee shall constitute an event of default hereunder until actual notice of such default by registered or certified mail shall be given by the Trustee or by the holders of not less than twenty-five percent (25%) in aggregate principal amount of all the Bonds then outstanding to the Issuer and to the Lessee, and the Issuer and the Lessee shall have had sixty (60) days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within such period; provided, however, if any default specified in Section 1101(c) shall be such that it cannot be corrected within such period, it shall not constitute an event of default hereunder if corrective action is instituted by the Lessee within the applicable period and diligently pursued until the default is corrected; and provided further if any default specified in Section 1101(c) should occur by reason of the failure of the Lessee to perform any covenant, condition or agreement on its part contained in the Lease Agreement which failure would not constitute an event of default under Section 9.1 of the Lease Agreement by reason of force majeure as defined therein, then such default shall not constitute an event of default under Section 1101(c) hereof.

     With regard to an alleged default concerning which notice is given to the Lessee under the provisions of this Section 1112, the Issuer hereby grants the Lessee full authority for the account of the Issuer to perform any covenant or obligation the non-performance of which is alleged in said notice to constitute a default in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution.

                                   ARTICLE XII

                                   THE TRUSTEE

     SECTION 1201. Acceptance of Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions, and no implied covenants or obligations shall be read into this Indenture against the Trustee:

          (a) The Trustee, prior to the occurrence of an event of default hereunder and after the curing of all events of default which may have occurred hereunder, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an event of default has occurred hereunder (which has not been cured) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent trustee would exercise or use under the circumstances in the conduct of its corporate trust duties.

          (b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to act upon the opinion or advice of its counsel concerning all matters of trust hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trust hereof. The Trustee may act upon an Opinion of Counsel and shall not be responsible for any loss or damage resulting from any action or non-action by it taken or omitted to be taken in good faith in reliance upon such Opinion of Counsel.

          (c) The Trustee shall not be responsible for any recital herein or in the Bonds (except in respect to the certificate of the Trustee endorsed on the Bonds), or for the recording or re-recording, filing or refiling of this Indenture or for insuring the Leased Facilities or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or otherwise as to the maintenance of the security hereof, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer or on the part of the Lessee in connection with the matters referred to in Sections 503 and 504 hereof, except as hereinafter set forth; but the Trustee may require of the Issuer or the Lessee full information and advice as to the performance of the covenants, conditions and agreements aforesaid as to the condition of the Leased Facilities. Except as otherwise provided in Section 1103 hereof, the Trustee shall have no obligation to perform any of the duties of the Issuer as lessor under the Lease Agreement; and the Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with Section 801.

          (d) The Trustee shall not be liable for the use of any Bonds authenticated or delivered hereunder. The Trustee may become the owner of Bonds secured hereby with the same rights which it would have if not Trustee.

          (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed by it to be genuine and correct and action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bond, shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

          (f) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Issuer by its President or Vice President or such other person as may be designated for such purpose by resolution of the Board of Directors of the Issuer, the governing authority of the Issuer, and attested by its Secretary-Treasurer or such other person as may be designated for such purpose by resolution of the Issuer as sufficient evidence of the facts therein contained and prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (h) of this Section, or of which pursuant to said subsection it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence as it deems necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary-Treasurer of the Issuer under the seal of the Issuer to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted, and is in full force and effect.

          (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or wilful misconduct.

          (h) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder except any default under paragraphs
     (a) or (b) of Section 1101 unless the Trustee shall be specifically notified in writing of such default by the Issuer or by the holders of at least twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding and all notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the principal office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default except as aforesaid.

          (i) The Trustee shall not be personally liable for any debts contracted or for damages to persons or to personal property injured or damaged or for salaries or non-fulfillment of contracts during any period in which it may be in the possession of or managing the Leased Facilities as in this Indenture provided.

          (j) At any and all reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right, but shall not be required, to inspect any and all books, papers and records of the Issuer pertaining to the Leased Facilities and the Bonds, and to take such memoranda from and in regard thereto as may be desired.

          (k) The Trustee shall not be required to give any bond or surety in respect to the execution of the said trusts and powers or otherwise in respect of the premises.

          (l) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required, as a condition of such action by the Trustee deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

          (m) Before taking any action under this Section 1201 or Article XI of this Indenture, the Trustee may require that satisfactory indemnity be furnished to it for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or wilful misconduct, by reason of any action so taken.

          (n) All moneys received by the Trustee or any paying agent shall, until used or applied or invested as herein provided, be held in trust in the manner and for the purposes for which they were received but need not be segregated from other funds except to the extent required by this Indenture or law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received hereunder except such as may be agreed upon in writing.

     SECTION 1202. Fees, Charges and Expenses of Trustee. The Trustee shall be entitled to payment and/or reimbursement for reasonable fees for its Ordinary Services rendered hereunder and all advances, counsel fees and other Ordinary Expenses reasonably and necessarily made or incurred by the Trustee in connection with such Ordinary Services and, in the event that it should become necessary that the Trustee perform Extraordinary Services, it shall be entitled to reasonable extra compensation therefor, and to reimbursement for reasonable and necessary Extraordinary Expenses in connection therewith; provided, that if such Extraordinary Services or Extraordinary Expenses are occasioned by the gross negligence or wilful misconduct of the Trustee, it shall not be entitled to compensation or reimbursement therefor. The Trustee shall be entitled to payment and reimbursement for the reasonable fees and charges of the Trustee as paying agent and registrar for the Bonds as hereinabove provided. Upon the occurrence of an event of default hereunder, but only upon such occurrence, the Trustee shall have a first lien with right of payment prior to payment on account of interest or principal of any Bond, from the moneys received by it for the foregoing advances, fees, costs and expenses incurred.

     SECTION 1203. Notice to Bondholders if Default Occurs. If a default occurs of which the Trustee is by subsection (h) of Section 1201 hereof required to take notice or if notice of default be given as in said subsection (h) provided, then within five (5) business days of obtaining knowledge of such default, the Trustee shall give written notice thereof by first class mail to the owners of all Bonds then outstanding shown by the Bond Register.

     SECTION 1204. Intervention by Trustee. In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of owners of the Bonds, the Trustee may intervene on behalf of Bondholders and shall do so if requested in writing by the owners of at least twenty-five percent (25%) in aggregate principal amount of all Bonds then outstanding, provided that the Trustee shall first have been offered such reasonable indemnity as it may require against the costs, expenses and liabilities which it may incur in or by reason of such proceeding. The rights and obligations of the Trustee under this Section are subject to the approval of a court of competent jurisdiction.

     SECTION 1205. Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Trustee hereunder and vested with all of the title to the whole property or trust estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 1206. Resignation by the Trustee. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving thirty
(30) days' written notice to the Issuer and the Lessee and by first class mail to each registered owner of Bonds as shown by the Bond Register, and such resignation shall

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

take effect upon the appointment of a successor Trustee by the Bondholders or by the Issuer. Such notice to the Issuer and to the Lessee may be served personally or sent by registered mail.

     SECTION 1207. Removal of the Trustee. The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer, and signed by the owners of a majority in aggregate principal amount of Bonds then outstanding.

     SECTION 1208. Appointment of Successor Trustee by the Bondholders; Temporary Trustee. In case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers or of a receiver appointed by a court, a successor may be appointed by the owners of a majority in aggregate principal amount of Bonds then outstanding, by an instrument or concurrent instruments in writing signed by such owners, or by their attorneys-in-fact, duly authorized; provided, nevertheless, that in case of such vacancy the Issuer by an instrument executed and signed by its President and attested by its Secretary-Treasurer under its seal, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the Bondholders in the manner above provided; and any such temporary Trustee so appointed by the Issuer shall immediately and without further act be superseded by the Trustee so appointed by such Bondholders. Every such Trustee appointed pursuant to the provisions of this Section shall be a trust company or bank in good standing within the State having a reported capital and surplus of not less than twenty-five million dollars, if there be such an institution willing, qualified and able to accept the trust upon reasonable or customary terms. So long as there does not exist any event of default under the Lease Agreement, the appointment of any successor Trustee pursuant to the provisions of this Section shall be subject to the approval of the Lessee, which approval shall not be unreasonably withheld.

     SECTION 1209. Concerning Any Successor Trustees. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer and the Lessee an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessors; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers, and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estate properties, rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article shall be filed and/or recorded by the successor Trustee in each recording office where the Indenture shall have been filed and/or recorded.

     SECTION 1210. Right Of Trustee to Pay Taxes and Other Charges. In case any tax, assessment or governmental or other charge upon any part of the Trust Estate is not paid as required herein, the Trustee may pay such tax, assessment or governmental or other charge, without prejudice, however, to any rights of the Trustee or the Bondholders hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at the rate of interest which is one percent (1%) higher than the highest rate of interest borne by any of the Bonds, shall become so much additional indebtedness secured by this Indenture, and the same shall be given a preference in payment over any of the Bonds, and shall be paid out of the proceeds of revenues collected from the property herein conveyed, if not otherwise caused to be paid; but the Trustee shall be under no obligation to make any such payment unless it shall have been requested to do so in writing by the holders of at least twenty-five percent

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

(25%) in aggregate principal amount of all Bonds then outstanding and shall have been provided with adequate funds for the purpose of such payment.

     SECTION 1211. Trustee Protected in Relying Upon Resolutions, etc. The resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the release of property and the withdrawal of cash hereunder.

     SECTION 1212. Successor Trustee as Trustee of Bond Fund; Paying Agent and Registrar. In the event of a change in the office of Trustee, the predecessor Trustee which has resigned or been removed shall cease to be trustee of the Bond Fund and paying agent for principal and interest and premium, if any, on the Bonds and registrar and the successor Trustee shall become such trustee, paying agent and registrar.

     SECTION 1213. Trust Estate May be Vested in Separate or Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Lease Agreement, and in particular in case of the enforcement of either on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the Trust Estate, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee. The following provisions of this Section 1213 are adopted to these ends.

     In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vested in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

     Should any deed, conveyance or instrument in writing from the Issuer be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting, resign, or be removed, all the estates properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

     SECTION 1213. Trustee Not Responsible for Insurance, Taxes or Execution of Indenture. The Trustee shall not be under any obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Lessee or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. The Trustee shall have no responsibility in respect of the validity, sufficiency, due execution or acknowledgment of this Indenture or the validity or sufficiency of the security provided hereunder or in respect of the validity of the Bonds or the due execution or issuance thereof, except as to the authentication thereof.

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

                                  ARTICLE XIII

                             SUPPLEMENTAL INDENTURES

     SECTION 1301. Supplemental Indentures Not Requiring Consent of Bondholders. The Issuer and the Trustee may, without the consent of, or notice to, any of the Bondholders, enter into an indenture, or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

          (a) To cure any ambiguity or formal defect or omission in this Indenture;

          (b) To grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee or either of them; and

          (c) To subject to the lien and pledge of this Indenture additional revenues, properties or collateral or to more precisely identify the revenues, properties or collateral subject to the lien of this Indenture.

     SECTION 1302. Supplemental Indentures Requiring Consent of Bondholders. Exclusive of supplemental indentures covered by Section 1301 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the holders of not less than two-thirds in aggregate principal amount of the Bonds then outstanding shall have the right from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve in writing the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section contained shall permit, or be construed as permitting without the consent of the holders of all the Bonds then outstanding (a) an extension of the stated maturity or reduction in the principal amount of, or reduction in the rate or extension of the time of payment of interest on, or the reduction of any premium payable on the redemption of, any Bonds, or (b) the creation of any lien on the Trust Estate (other than Permitted Encumbrances) prior to or on a parity with the lien of this Indenture, or (c) a reduction in the aforesaid aggregate principal amount of Bonds the holders of which are required to consent to any such supplemental indenture. No such modification shall modify the rights, duties or immunities of the Trustee, without the written consent of the Trustee.

     If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be sent to the address of each registered owner of Bonds as set forth in the Bond Register. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal office of the Trustee for inspection by all Bondholders. If, within sixty days
(60) or such longer period as shall be prescribed by the Issuer following such notice, the holders of not less than two-thirds in aggregate principal amount of the Bonds outstanding at the time of the execution of any such supplemental indenture shall have consented in writing to and approved the execution thereof as herein provided, no holder of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be and redeemed to be modified and amended in accordance therewith.

     The Trustee may receive, and may rely on, an Opinion of Counsel as conclusive evidence that any indenture supplemental hereto entered into by the Issuer and the Trustee complies with the provisions of this Article XIII.

     Anything herein to the contrary notwithstanding, so long as the Lessee is not in default under the Lease Agreement and no event of default exists hereunder, a supplemental indenture under this Article XIII which affects any rights of the Lessee shall not become effective unless and until the Lessee shall have consented in writing to the execution and delivery of such supplemental indenture.

                                   ARTICLE XIV

                          AMENDMENT TO LEASE AGREEMENT
                              OR GUARANTY AGREEMENT

     SECTION 1401. Amendments, etc., to Lease Agreement Not Requiring Consent of Bondholders. The Issuer and the Trustee may, without the consent of or notice to the Bondholders, consent to any amendment, change or modification of the Lease Agreement as may be required (i) by the provisions of the Lease Agreement and this Indenture, (ii) for the purpose of curing any ambiguity or formal defect or omission, (iii) in connection with any facilities, machinery, or equipment substituted or the adding of additional facilities, machinery or equipment in accordance with the provisions of the Lease Agreement, (iv) in connection with additional real estate which pursuant to the Lease Agreement is to become part of the Leased Facilities, or (v) in connection with any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the holders of the Bonds.

     SECTION 1402. Amendments of Guaranty Agreement. Without the consent of or notice to the Bondholders, the Guarantors and the Trustee may enter into any amendment, change or modification of the Guaranty Agreement to cure any ambiguity, formal defect, omission or inconsistent provisions or to make any other change that does not adversely affect the interests of the Bondholders. The Guarantors and the Trustee shall not enter into any amendment, change or modification of the Guaranty Agreement that would adversely affect the rights of the Trustee or the holders of the Bonds without the written consent of the holder of each Bond then outstanding that would be adversely affected by such amendment, change or modification.

     SECTION 1403. Amendment, etc., to Lease Agreement Requiring Consent of Bondholders. Except for amendments, changes or modifications as provided in
Section 1401 hereof, neither the Issuer nor the Trustee shall consent to any amendment, change or modification of the Lease Agreement without notification and the written approval or written consent of the holders of not less than two-thirds in aggregate principal amount of the Bonds at the time outstanding given and procured as provided in Section 1302; provided, however, no amendment, change or modification of the Lease Agreement shall, without the written consent of the holder or holders of each Bond then outstanding, (i) decrease the basic rent payable under the Lease Agreement, (ii) reduce the stated term of the Lease Agreement (other than renewal terms) to a period shorter than the period during which the Bonds are outstanding, (iii) decrease the amount payable by the Lessee in the event of its purchase of the Leased Facilities in accordance with the provisions of the Lease Agreement, (iv) reduce the Lessee's obligations under
Section 4.5 of the Lease Agreement or (v) reduce the aforesaid aggregate principal amount of Bonds the holders of which are required to consent to any such amendment, change or modification. If at any time the Issuer and the Lessee shall request the consent of the Trustee to any such proposed amendment, change or modification of the Lease Agreement the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be mailed in the same manner as provided by Section 1302 hereof with respect to supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by all Bondholders.

                                   ARTICLE XV

                                  MISCELLANEOUS

     SECTION 1501. Consents, etc., of Bondholders. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken under such request or other instrument namely:

          The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by affidavit of any witness to such execution.

     For all purposes of this Indenture and of the proceedings for the enforcement hereof, such person shall be deemed to continue to be the holder of such Bond until the Trustee shall have received notice in writing to the contrary.

     SECTION 1502. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person or company other than the parties hereto, and the holders of the Bonds, any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and the holders of the Bonds as herein provided.

     SECTION 1503. Severability. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

     The invalidity of any one or more phrases, sentences, clauses or Sections in this Indenture contained, shall not affect the remaining portions of this Indenture, or any part hereof.

     SECTION 1504. Notices. It shall be sufficient service of any notice, request, complaint, demand or other paper on the parties hereto if the same shall be duly mailed to the Issuer by registered mail, postage - prepaid, addressed to:

     Issuer:           The Industrial Development Board
                       of the Parish of St. Mary, Louisiana, Inc.
                       7332 Highway 90 East
                       Morgan City, LA 70381

                       ATTN:  President

     Trustee:          The Bank of New York Trust Company of Florida, N. A.
                       10161 Centurion Parkway
                       Jacksonville, FL 32256

                       ATTN: Corporate Trust Division

     Lessee:           Conrad Aluminum, L.L.C.
                       1100 Brashear Avenue, Suite 200
                       Morgan City, LA 70380

                       ATTN:  Lewis J. Derbes, Jr.

     SECTION 1505. Trustee as Paying Agent and Registrar. The Trustee is hereby designated and agrees to act as paying agent and the registrar for and in respect to the Bonds.

     SECTION 1506. Payments Due on Sundays and Holidays. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall be, in the State or where the principal corporate trust office of the Trustee is located, a Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then payment of interest or principal (and premium, if any) need not be made on such date in such city but may be made on the next succeeding business day not a Sunday or a legal holiday or a day upon which banking institutions are, authorized by law to close with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     SECTION 1507. Successors and Assigns. All the covenants, promises and agreements in this Indenture, contained by or on behalf of the Issuer shall bind and inure to the benefit of its successors and assigns whether so expressed or not.

     SECTION 1508. Counterparts. This Indenture may be simultaneously executed in several counterparts, each of which shall be, an original and all of which shall constitute but one and the same instrument.

     SECTION 1509. Louisiana Substantive Law Governs. This Indenture shall be considered to have been executed in the State of Louisiana and it is the intention of the parties that the substantive law of the State of Louisiana govern as to all questions of interpretation, validity and effect.

     IN WITNESS WHEREOF, the Issuer has caused this Indenture to be executed by its President or Vice President and has caused the seal of the Issuer to be affixed hereto and attested by its Secretary-Treasurer, all as of the day and year above written.

                                        THE INDUSTRIAL DEVELOPMENT BOARD OF
                                        THE PARISH OF ST. MARY, LOUISIANA, INC.


                                        By: /s/ Emile Babin
                                           ------------------------------------
                                                     Vice President

ATTEST:


By: /s/ Frank G. Fink
   ------------------------------------
            Secretary-Treasurer                                           [SEAL]


WITNESSES:

/s/ Karen S. Reed
---------------------------------------

/s/ Kimberly W. Pusateri
---------------------------------------

     IN WITNESS WHEREOF, the Trustee has caused this Indenture to be executed in its behalf by an authorized officer of the Trustee and its seal to be impressed hereon, all as of the day and year above written.

                                        THE BANK OF NEW YORK TRUST COMPANY
                                        OF FLORIDA, N. A., as Trustee


                                        By: /s/ Elizabeth Dean
                                           ------------------------------------
                                              Elizabeth Dean, Vice President


WITNESSES:
                                                       [SEAL]
/s/ Cynthia M. Moore
---------------------------------------

/s/ Maryem H. Magee
---------------------------------------

                                                                       EXHIBIT A

                                  [FORM OF BOND]

BOND R-                                                             $
       -----                                                         -----------

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND IT MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WITHOUT OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE LESSEE REFERRED TO IN THIS BOND TO THE EFFECT THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR TRANSFER WILL NOT VIOLATE APPLICABLE SECURITIES LAWS.

THE INTEREST ON THIS BOND IS NOT EXCLUDED FROM GROSS INCOME OF THE OWNERS FOR FEDERAL INCOME TAX PURPOSES.

                            UNITED STATES OF AMERICA
                               STATE OF LOUISIANA
                               PARISH OF ST. MARY

                       THE INDUSTRIAL DEVELOPMENT BOARD OF
                     THE PARISH OF ST. MARY, LOUISIANA, INC.
                              TAXABLE REVENUE BOND
                        (CONRAD ALUMINUM, L.L.C. PROJECT)
                                   SERIES 2003

DATE:

REGISTERED OWNER:

PRINCIPAL AMOUNT:

     KNOW ALL MEN BY THESE PRESENTS that The Industrial Development Board of the Parish of St. Mary, Louisiana, Inc., a public corporation and instrumentality of the Parish of St. Mary of the State of Louisiana (hereinafter, together with its successors and assigns, called the "Issuer"), for value received, hereby promises to pay, but only from the source and as hereinafter provided, to the Registered Owner specified above, or registered assigns, in 179 monthly installments of $22,222.22 commencing September 1, 2003 through and including July 1, 2018, and a final installment of $22,222.62 due and payable on August 1, 2018, unless redeemed prior thereto as hereinafter provided, the Principal Amount specified above, and in like manner to pay interest on said sum from the later of the date hereof or the most recent interest payment date to which interest has been paid or duly provided for in full, until said Principal Amount is paid, as follows:

     The Lessee has previously determined that the Bonds shall initially accrue interest at the three (3) month Libor Rate. On the last Business Day prior to the expiration of the then applicable Interest Period for the Bonds, Lessee will determine the Interest Period and whether the Bonds will accrue interest at Libor Rate

                                                                       EXHIBIT B

                                LEASED FACILITIES

Land

That certain tract or parcel of land lying and being situated in the lower end of the Parish of St. Mary, in Section 42, Township 16 South, Range 13 East, Southeastern Land District of Louisiana, forming part of the tract acquired by Biaggio Domino from the Jeanerette Lumber & Shingle Company, Ltd., by act dated August 6, 1918 and duly recorded in Book 3-T, Page 304, Entry No. 45,346 of Conveyance Records, St. Mary Parish, Louisiana. The tract herein sold and conveyed being more particularly described as follows: Beginning at a Point "A" at the northeast corner thereof, on the west side of the right-of-way limits of U.S, Highway 90, thence a distance of 544.7' feet, more or less, to Point "F" on the water's edge of Bayou Boeuf; thence along the water's edge of Bayou Boeuf in a southeasterly direction to Point "E"; thence North 49 degrees east 300 feet, more or less, to Point "D"; thence South 30 degrees 27 minutes East 42 feet, more or less, to Point "C"; thence North 53 degrees 28 minutes east 445.5 feet, more or less, to Point "B" on the right-of-way limits of U.S. Highway 90; thence North 41 degrees West along said right-of-way limits 1075.7 feet, more or less, to Point "A".

The said tract containing a total acreage of 15.63 acres, all as shown and designated on survey of T.F. Kramer dated May 7, 1946 attached to that act recorded May 21, 1946 in St. Mary Parish COB 6-V, Folio 77, under Entry No. 74,242.

It is the intent of the Seller herein to include in the property herein conveyed all of the property which it owns to the water's edge. This includes the property which lies within the extension of the line between Points "D" and "E" to the water's edge and the extension of the line between Points "A" and "F" to the water's edge.

It is the intent of the Seller herein to include in the property conveyed herein whatever reversionary rights it may have in and to the old roadbed running across said property as shown on the survey described above.

Being the same property acquired by Marine Shale Processors, Inc. by Act of Cash Sale from Brown a Root Corporate Services, Inc. recorded January 18, 1996 in Book 38-Q, Entry No. 251,507 of the conveyance Records of St. Mary Parish, Louisiana.

Municipal address of the above described property is: 9752 U.S. Highway 182 East, Amelia, Louisiana.

Project

Consists of financing the acquisition, construction and equipping of an aluminum marine fabrication, repair and conversion facility to be located in Amelia, St. Mary Parish, Louisiana, as more particularly described as follows:

     Construction of an approximately 37,500 square foot building containing two work bays, construction of parking facilities, construction of utility improvements and land improvements to support the building and parking facilities, refurbishment and extension of piers and bulkheads, and acquisition of various equipment, including, but not limited to, air compressors, iron workers and other various equipment items.

                                                                       EXHIBIT C

              PAYEE                           AMOUNT

State Bond Commission:

c/o Foley & Judell, L.L.P.
365 Canal Street, Suite 2600
New Orleans, LA 70130                         $ 5,000 - $3,500 payable to
                                                        State Bond Commission
                                                      - $1,500 payable to
                                                        Conrad Aluminum as
                                                        reimbursement of
                                                        preliminary application
                                                        fee

Bond Counsel:

Foley & Judell, L.L.P.
365 Canal Street, Suite 2600
New Orleans, LA 70130                         $34,275

Purchaser:

Whitney National Bank
228 St. Charles Avenue
New Orleans, LA 70130                         $15,000  Origination fee

Purchaser Counsel:

Carver Darden Koretzky Tessier Finn
   Blossman & Areaux, L.L.C.
1100 Poydras Street, Suite 2700
New Orleans, LA 70163                         $ 9,975

Trustee:

The Bank of New York Trust
Company of Florida, N. A., Trustee
10161 Centurion Parkway
Jacksonville, FL 32256                        $   500  Acceptance fee
                                              $ 2,500  First Annual fee

Trustee Counsel:

McGlinchey Stafford PLLC
643 Magazine Street
New Orleans, LA 70130                         $ 3,500
or Base Rate. Upon the expiration of such Interest Period and any Interest Period thereafter, the Lessee shall have the option to convert the interest rate accruing on all (but not less than all) of the outstanding principal balance of the Bonds into a Libor Rate or Base Rate; provided that (i) Bonds cannot be converted when any Default has occurred and is continuing and in such event the Bonds shall accrue interest at the Base Rate, and (ii) no conversions of the Bonds are allowed until the expiration of the Interest Period applicable to the existing rate of interest has expired.

     Each conversion shall be enacted by the Authorized Lessee Representative by giving to the Trustee at its main office prior to 11:00 a. m. (New Orleans time) on or before the last Business Day of the applicable Interest Period written or telephone Notice of Conversion specifying if the Bonds are to be converted into accruing interest at Libor Rate or Base Rate and the Interest Period to be applicable thereto. In the absence of any specific rate election by the Lessee or if Lessee fails to provide such notice to the Trustee in a timely manner, the Bonds shall accrue interest at the Base Rate.

     Interest on the outstanding principal owed on the Bonds shall be computed and assessed on the basis of the actual number of days elapsed over a year composed of 360 days.

     Additionally, with respect to each Interest Period, in the event that the Bondholder shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

          (i) on any Interest Period or date of conversion that, by reason of any changes arising after the date of this Indenture affecting the London interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Libor Rate; or

          (ii) at any time, that the Bondholder shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Libor Rate because of any change since the date of this Indenture in any applicable law or governmental rule, regulation, order, guideline or request or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to the Bondholder of the principal or interest on such Libor Rate (except for changes in the rate of tax on, or determined by reference to, the net income or profits of the Bondholder) or (B) a change in official reserve requirements; or

          (iii) at any time, that the making or continuance of any Libor Rate has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by the Bondholder in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Indenture which materially and adversely affects the London interbank market;

then, and in any such event, the Bondholder shall promptly give notice (by telephone confirmed in writing) to the Lessee. Thereafter (x) in the case of clause (i) above, the Libor Rate shall no longer be available until such time as the Bondholder notifies the Lessee that the circumstances giving rise to such notice no longer exist, the Bonds shall then accrue interest at the Base Rate, and any Notice of Conversion given by the Lessee with respect to the Libor Rate which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Lessee, (y) in the case of clause (ii) above, the Lessee agrees to pay to the Bondholder, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as agreed to by the Bondholder and the Lessee) as shall be required to compensate the Bondholder for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to the Bondholder, showing the basis for the calculation thereof, submitted to the Lessee by the Bondholder in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Bonds shall accrue interest at the Base Rate. The Bondholder agrees that if it gives notice to the Lessee of any of the events described in clause
(i) or (iii) above, it shall promptly notify the Lessee if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to the Bondholder, the Bondholder's obligations to convert the interest accruing on the Bonds into Libor Rate on the terms and conditions contained herein shall be reinstated.

     All interest shall be computed on the basis of the actual number of days elapsed over a year composed of 360 days. Interest will be due and payable on the first day of each month, commencing September 1, 2003. Prepayments of principal shall be noted by the Bondholder on Schedule A hereto. The principal of and premium, if any, and interest on this Bond are payable in lawful money of the United States of America by check or draft mailed to the registered owner hereof whose name is registered at the close of business on the fifteenth calendar day preceding any such payment date at the address of such owner as it appears on the Bond Register kept by the Trustee except as set forth in the Indenture with respect to a single owner of all Bonds outstanding. The term "Trustee", when herein used, means The Bank of New York Trust Company of Florida, N. A., of Jacksonville, Florida, or any successor trustee and co-trustee under the Indenture mentioned below.

     Payments of principal and interest, including prepayments of principal, shall be noted on the appropriate payment record made a part of this Bond.

     This Bond is one of an authorized issue of Taxable Revenue Bonds (Conrad Aluminum, L.L.C. Project) Series 2003 (the "Bonds") limited in aggregate principal amount to $4,000,000, authorized by a resolution duly adopted by the Board of Directors of the Issuer, the governing authority of the Issuer, all issued or to be issued under a Trust Indenture dated as of June 1, 2003 (the "Indenture") made from the Issuer to the Trustee, pursuant to and in full conformity with the Constitution and the laws of the State of Louisiana, in particular the provisions of Chapter 7 of Title 51 of the Louisiana Revised Statutes of 1950, as amended. Payment of the principal of, premium, if any, and interest on the Bonds has been guaranteed by Conrad Industries, Inc., a Delaware corporation, Conrad Shipyard, L.L.C., a Louisiana limited liability company, Orange Shipbuilding Company, Inc., a Texas corporation and Conrad Aluminum, L.L.C., a Louisiana limited liability company (the "Lessee"), pursuant to a Guaranty Agreement dated as of June 1, 2003 entered into for the benefit of the holders of the Bonds (the "Guaranty Agreement"). The Bonds are issued for the purpose of providing a portion of the moneys necessary to finance the acquisition, construction and equipping of an aluminum marine fabrication, repair and conversion facility of the Lessee to be located in Amelia, St. Mary Parish, Louisiana (the "Project"). The facilities (the "Leased Facilities") are to be leased by the Issuer to the Lessee pursuant to a Lease Agreement between the Issuer and the Lessee dated as of June 1, 2003 (the "Lease Agreement"). Reference is hereby made to the Indenture, the Lease Agreement and the Guaranty Agreement, copies of which are filed with the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Issuer, the Lessee, the Trustee and the holders of the Bonds, the terms upon which the Bonds are issued and secured, and the modification or amendment of the Indenture, the Lease Agreement or the Guaranty Agreement, to all of which the owner or holder of this Bond assents by the acceptance of this Bond.

     The Bonds are issued in the form of a single fully registered bond.

     Upon payment of any required tax, fee or other governmental charge and subject to the conditions provided in the Indenture, the Bonds, upon surrender thereof at the office of the Corporate Trust Division of the Trustee with a written instrument of transfer satisfactory to the Trustee, duly executed by the registered owner thereof or his duly authorized attorney, may, at the option of the registered owner thereof, be exchanged for an equal aggregate principal amount of registered Bonds in any of the authorized denominations and registered in such name or names as may be requested.

     This Bond shall be transferable only on the Bond Register (as defined in the Indenture) upon surrender hereof at the office of the Corporate Trust Division of the Trustee with a written instrument of transfer satisfactory to the Trustee, duly executed by the Registered Owner hereof or his attorney duly authorized in writing. Such transfer shall be without charge to the owner of this Bond except that any tax, fee or other governmental charge required to be paid with respect to such transfer shall be paid by the registered owner hereof as a condition precedent to the exercise of such privilege.

     The Bonds are subject to redemption prior to maturity, in whole or in part, at the option of the Issuer, as directed by the Lessee, on any date, at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date.

     In the event any of the Bonds are called for redemption as aforesaid, notice thereof identifying the Bonds to be redeemed shall be given by mailing a copy of the redemption notice by first class mail, at least thirty (30) days prior to the date fixed for redemption, to the registered owners of any Bonds to be redeemed at their last addresses shown on the Bond Register. All Bonds so called for redemption will cease to bear interest on the specified redemption date, provided funds for their redemption are on deposit at the place of payment at that time, and shall no longer be secured by the Indenture and shall not be deemed to be outstanding under the provisions of the Indenture.

     The Bonds are limited obligations of the Issuer and are payable from the Bond Fund and shall be a valid claim of the respective holders thereof only against the funds and the revenues and receipts derived from the leasing of the Leased Facilities by the Issuer to the Lessee pursuant to the Lease Agreement or the sale of the Leased Facilities and are additionally secured by the Guaranty Agreement. The Bonds do not now and shall never constitute an indebtedness or pledge of the general credit of the Issuer, the Parish of St. Mary, the State of Louisiana, or any political subdivision of said State, within the meaning of any constitutional or statutory limitation of indebtedness. The rental payments or payments under the Guaranty Agreement sufficient for the prompt payment when due of the interest on and principal or premium, if any, of the Bonds, are to be paid directly to the Trustee by the Lessee for the account of the Issuer and deposited in a fund created by the Issuer and designated "Taxable Revenue Bond Fund -- Conrad Aluminum, L.L.C. Project", and have been duly pledged for that purpose under the Indenture to secure payment of such principal or premium, if any, and interest.

     The holder of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or proceedings with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all of the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon. Modifications or alterations of the Indenture, or any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

     It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation.

     This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee.

     IN WITNESS WHEREOF, The Industrial Development Board of the Parish of St. Mary, Louisiana, Inc. has caused this Bond to be executed in its name by the manual or facsimile signature of its Vice President and its seal or facsimile thereof to be hereunto affixed, impressed, imprinted or otherwise reproduced hereon, and attested by the manual or facsimile signature of its Secretary-Treasurer, all as of the date first set forth above.

                                        THE  INDUSTRIAL  DEVELOPMENT  BOARD OF
                                        THE PARISH OF ST. MARY, LOUISIANA, INC.


                                        By: /s/ Emile Babin
                                           ------------------------------------
                                                      Vice President


ATTEST:


By: /s/ Frank G. Fink
   ------------------------------------
            Secretary-Treasurer

                                                                          (SEAL)

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This Bond represents the entire issue of Bonds described in the within-mentioned Trust Indenture.

                                        THE BANK OF NEW YORK TRUST COMPANY
                                        OF FLORIDA, N. A., as Trustee


                                        By: /s/ Elizabeth Dean
                                           ------------------------------------
Date of Authentication: July 14, 2003              Authorized Officer
                        ----------------

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
     ---------------------------------------------------------------------------

     Please Insert Social Security
or other Identifying Number of Assignee
----------------------------------------

----------------------------------------
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints
             -------------------------------------------------------------------
---------------------------------------------- attorney or agent to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       -------------------              ------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

                                   SCHEDULE A

                        The Industrial Development Board
                   of the Parish of St. Mary, Louisiana, Inc.
                              Taxable Revenue Bonds
                        (Conrad Aluminum, L.L.C. Project)
                                   Series 2003

Principal Payments made prior to maturity.

------------------   ----------   ------------------   ----------   ---------------------------
  Principal Pay-       Amount      Principal Amount       Date        Signature of Authorized
     ment Date          Due          Actually Paid        Paid           Official and Title
------------------   ----------   ------------------   ----------   ---------------------------
------------------   ----------   ------------------   ----------   ---------------------------

------------------   ----------   ------------------   ----------   ---------------------------

------------------   ----------   ------------------   ----------   ---------------------------

------------------   ----------   ------------------   ----------   ---------------------------

------------------   ----------   ------------------   ----------   ---------------------------